AMENDED AND RESTATED CREDIT AGREEMENT
                   dated as of March 27, 2006

                              Among

                    AMERICAN AIRLINES, INC.,
                          as Borrower,

                        AMR CORPORATION,
                      as Parent Guarantor,

                       CITICORP USA, INC.,
                    as Administrative Agent,

                   JPMORGAN CHASE BANK, N.A.,
                      as Syndication Agent,

                               and

                the Other Lenders Party Thereto.



 CITIGROUP GLOBAL MARKETS INC. and J.P. MORGAN SECURITIES INC.,

     as Joint Lead Arrangers and Joint Book-Running Managers

























                        TABLE OF CONTENTS

                                                             Page


                            ARTICLE I
                   DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.01. CERTAIN DEFINED TERMS                             2
SECTION 1.02. COMPUTATION OF TIME PERIODS; OTHER DEFINITIONAL
              PROVISIONS                                       26
SECTION 1.03. ACCOUNTING TERMS                                 26
SECTION 1.04. DEEMED REFERENCES                                26

                           ARTICLE II
                AMOUNTS AND TERMS OF THE ADVANCES

SECTION 2.01. THE ADVANCES                                     26
SECTION 2.02. MAKING THE ADVANCES                              28
SECTION 2.03. FEES                                             30
SECTION 2.04. TERMINATION OR REDUCTION OF THE COMMITMENTS      30
SECTION 2.05. REPAYMENT OF ADVANCES                            31
SECTION 2.06. INTEREST                                         32
SECTION 2.07. CONVERSION OF ADVANCES                           33
SECTION 2.08. PREPAYMENTS OF ADVANCES                          33
SECTION 2.09. INCREASED COSTS, ETC.                            34
SECTION 2.10. ILLEGALITY                                       36
SECTION 2.11. PAYMENTS AND COMPUTATIONS                        36
SECTION 2.12. TAXES                                            38
SECTION 2.13. SHARING OF PAYMENTS, ETC.                        40
SECTION 2.14. EVIDENCE OF DEBT                                 41
SECTION 2.15. USE OF PROCEEDS                                  42
SECTION 2.16. MITIGATION, SUBSTITUTION OF LENDER               42
SECTION 2.17. DEFAULTING LENDERS                               42

                           ARTICLE III
                   CONDITIONS OF EFFECTIVENESS

SECTION 3.01. CONDITIONS PRECEDENT TO EFFECTIVENESS            45
SECTION 3.02. CONDITIONS PRECEDENT TO EACH BORROWING           46
SECTION 3.03. DETERMINATIONS UNDER SECTION 3.01                47

                           ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES

SECTION 4.01. REPRESENTATIONS AND WARRANTIES OF THE BORROWER   47
SECTION 4.02. REPRESENTATIONS AND WARRANTIES OF THE PARENT
              GUARANTOR                                        51

                            ARTICLE V
                  COVENANTS OF THE LOAN PARTIES

SECTION 5.01. AFFIRMATIVE COVENANTS                            52
SECTION 5.02. NEGATIVE COVENANTS                               63
SECTION 5.03. FINANCIAL COVENANTS                              65

                           ARTICLE VI
                        EVENTS OF DEFAULT

SECTION 6.01. EVENTS OF DEFAULT                                66

                           ARTICLE VII
                         PARENT GUARANTY

SECTION 7.01. GUARANTY                                         70
SECTION 7.02. GUARANTY ABSOLUTE                                70
SECTION 7.03. WAIVERS AND ACKNOWLEDGMENTS                      71
SECTION 7.04. SUBROGATION                                      72
SECTION 7.05. CONTINUING GUARANTY; ASSIGNMENTS                 73

                          ARTICLE VIII
                            THE AGENT

SECTION 8.01. AUTHORIZATION AND ACTION                         73
SECTION 8.02. AGENT'S RELIANCE, ETC.                           74
SECTION 8.03. CUSA AND AFFILIATES                              75
SECTION 8.04. LENDER CREDIT DECISION                           75
SECTION 8.05. INDEMNIFICATION                                  75
SECTION 8.06. SUCCESSOR AGENT                                  76

                           ARTICLE IX
                          MISCELLANEOUS

SECTION 9.01. AMENDMENTS, ETC.                                 77
SECTION 9.02. NOTICES, ETC.                                    77
SECTION 9.03. NO WAIVER; REMEDIES                              79
SECTION 9.04. COSTS AND EXPENSES                               79
SECTION 9.05. RIGHT OF SET-OFF                                 81
SECTION 9.06. BINDING EFFECT                                   81
SECTION 9.07. ASSIGNMENTS AND PARTICIPATIONS                   82
SECTION 9.08. CONFIDENTIALITY                                  85
SECTION 9.09. RELEASE OF COLLATERAL                            86
SECTION 9.10. GOVERNING LAW                                    86
SECTION 9.11. EXECUTION IN COUNTERPARTS                        86
SECTION 9.12. JURISDICTION, ETC.                               86
SECTION 9.13. WAIVER OF JURY TRIAL                             87

                                ii



SCHEDULES

Schedule  I           -     Commitments  and  Applicable  Lending
                            Offices
Schedule 1.01         -     Existing Capacity Agreements
Schedule 4.01(b)      -     Subsidiaries
Schedule  4.01(d)     -     Authorizations, approvals, actions,
                            notices and filings
Schedule 4.01(f)      -     Litigation


EXHIBITS

Exhibit A-1           -     Form of Revolving Credit 1 Note
Exhibit A-2           -     Form of Term 1 Note
Exhibit B             -     Form of Notice of Borrowing
Exhibit C             -     Form of Assignment and Acceptance
Exhibit D-1           -     Form of Compliance Certificate for the
                            Borrower
Exhibit D-2           -     Form of Compliance Certificate for the Parent
                            Guarantor


                                iii



              AMENDED AND RESTATED CREDIT AGREEMENT

          AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement") dated as of March 27, 2006 among American Airlines, Inc., a Delaware corporation (the "Borrower"), AMR Corporation, a Delaware corporation ("AMR"), the Lenders (as hereinafter defined) signatories hereto, Citicorp USA, Inc. ("CUSA"), as Administrative Agent (the "Agent") for the Lenders, JPMorgan Chase Bank, N.A., as Syndication Agent (the "Syndication Agent") and Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Joint Lead Arrangers and Joint Book-Running Managers (collectively, the "Lead Arrangers").

          PRELIMINARY STATEMENTS:

     (1) The Borrower, AMR, certain banks, financial institutions and other institutional lenders from time to time party thereto (collectively, the "Pre-Amendment Lenders"), the Agent and the Syndication Agent have entered into a Credit Agreement dated as of  December 17, 2004 (such Credit Agreement, as so amended prior
to   the   Restatement  Effective  Date,  the  "Existing   Credit
Agreement";   capitalized  terms  used   in   these   Preliminary
Statements but not otherwise defined shall be used herein as defined in this Agreement).

     (2) The Borrower desires to (i) increase the aggregate amount of the Term Commitment to $448,000,000, (ii) reduce the aggregate amount of the Revolving Credit Commitments to $325,000,000, and
(iii) refinance (a) outstanding Term Advances under the Existing Credit Agreement with a new class of Term 1 Advances under this Agreement and (b) outstanding Revolving Credit Advances under the Existing Credit Agreement with a new class of Revolving Credit 1 Advances under this Credit Agreement and with a portion of the new class of Term 1 Advances.

     (3) Each Term Lender who executes and delivers this Agreement shall be deemed, upon the Restatement Effective Date, to have exchanged  its  Term  Commitment and Term  Advances  (which  Term
Commitment   and  Term  Advances  shall  thereafter   be   deemed
terminated and deemed repaid and refinanced in full) for a Term 1 Commitment in the same aggregate principal amount as such Term Lender's Term Commitment, as so terminated, and a Term 1 Advance in the same aggregate principal amount as such Term Lender's Term Advance, as so repaid, and such Term Lender shall thereafter become a Term 1 Lender.

     (4) Each Revolving Credit Lender who executes and delivers this Agreement shall be deemed, upon the Restatement Effective Date, to have exchanged its Revolving Credit Commitment and Revolving Credit Advance (which Revolving Credit Commitment and Revolving Credit Advance shall thereafter be deemed terminated and deemed
repaid  and  refinanced  in  full)  for  a  Revolving  Credit   1
Commitment in an amount equal to such Revolving Credit Lender's Exchange Ratio times the aggregate amount of Revolving Credit 1 Commitments and a Revolving Credit 1 Advance in an amount equal to such Revolving Credit Lender's Exchange Ratio times the aggregate principal amount of Revolving Credit 1 Advances made on the Restatement Effective Date, and such Revolving Credit Lender shall thereafter become a Revolving Credit 1 Lender.

     (5) Each Person who executes and delivers this Agreement as an Additional Term 1 Lender will make, on the Restatement Effective Date, a Term 1 Advance to the Borrower, the proceeds of which will be used by the Borrower (i) to refinance in full the outstanding principal amount of Term Advances of Term Lenders, if any, who do not execute and deliver this Agreement, it being understood that, prior to the Restatement Effective Date, an Additional Term 1 Lender may be a Term Lender, and (ii) if necessary, to refinance in part the outstanding principal amount of Revolving Credit Advances of Revolving Credit Lenders.

     (6) Each Person who executes and delivers this Agreement as an Additional Revolving Credit 1 Lender will make, on the
Restatement Effective Date, a Revolving Credit 1 Advance to the Borrower, the proceeds of which will be used by the Borrower to refinance in full the outstanding principal amount of Revolving Credit Advances of Revolving Credit Lenders, if any, who do not execute and deliver this Agreement, it being understood that, prior to the Restatement Effective Date, an Additional Revolving Credit 1 Lender may be a Revolving Credit Lender.

     (7) On the Restatement Effective Date, the Borrower shall pay to each Term Lender and Revolving Credit Lender, as the case may be, all accrued and unpaid interest on, respectively, its Term
Advance and Revolving Credit Advance, to but excluding the Restatement Effective Date.

     (8) Citigroup Global Markets Inc. and J.P. Morgan Securities
Inc. shall act as Joint Lead Arrangers and Joint Book-Running
Managers for this Agreement.

     (9) The Borrower, AMR, the Pre-Amendment Lenders signatory hereto, the Additional Term 1 Lenders, the Additional Revolving Credit 1 Lenders, the Agent and the Syndication Agent have agreed to amend and restate the Existing Credit Agreement in its entirety to read as set forth in this Amended and Restated Credit Agreement.

          NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

                            ARTICLE I

                DEFINITIONS AND ACCOUNTING TERMS

          SECTION 1.01.  Certain Defined Term.  As used in this
Agreement, the following terms shall have   the  following  meanings
(such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "AA Collateral" means, collectively, (a) the "Collateral" as such term is defined in the Aircraft Security Agreement and (b) the "Collateral" as such term is defined in the SGR Security Agreement (it being understood that "Collateral" under the SGR Security Agreement shall, in any case for purposes of this Agreement, consist of the Narita Collateral).

          "Additional Revolving Credit 1 Advance" has the meaning specified in Section 2.01(b)(iii).

          "Additional Revolving Credit 1 Commitment" means, with respect to an Additional Revolving Credit 1 Lender, the commitment of such Additional Revolving Credit 1 Lender to make Additional Revolving Credit 1 Advances beginning on the Restatement Effective Date, in an amount set forth next to the name of such Additional Revolving Credit 1 Lender in the Register on the Restatement Effective Date. The aggregate amount of the Additional Revolving Credit 1 Commitments shall equal an amount equal to the excess of (i) the aggregate Revolving Credit Commitments in effect immediately prior to the Restatement Effective Date minus $200,000,000 over (ii) the aggregate amount of Revolving Credit 1 Commitments of the Revolving Credit Lenders that execute and deliver this Agreement on or prior to the Restatement Effective Date.

          "Additional Revolving Credit 1 Lender" means a Person with an Additional Revolving Credit 1 Commitment to make Additional Revolving Credit 1 Advances to the Borrower beginning on the Restatement Effective Date, it being understood that an Additional Revolving Credit 1 Lender may be a Revolving Credit Lender.

          "Additional Term 1 Advance" has the meaning specified in Section 2.01(a)(ii).

          "Additional Term 1 Commitment" means, with respect to an Additional Term 1 Lender, the commitment of such Additional Term 1 Lender to make Additional Term 1 Advances on the Restatement Effective Date, in an amount set forth next to the name of such Additional Term 1 Lender in the Register on the Restatement Effective Date. The aggregate amount of the Additional Term 1 Commitments shall equal an amount equal to the excess of (i) the sum of the aggregate principal amount of the Term Facility immediately prior to the Restatement Effective Date plus $200,625,000 over (ii) the aggregate amount of Term 1 Commitments of the Term Lenders that execute and deliver this Agreement on or prior to the Restatement Effective Date.

          "Additional  Term  1 Lender" means  a  Person  with  an
     Additional Term 1 Commitment to make Additional Term 1 Advances to the Borrower on the Restatement Effective Date, it being understood that an Additional Term 1 Lender may be a Term Lender.

          "Advance" means a Term 1 Advance or a Revolving  Credit
     1 Advance.

          "Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term "control" (including the terms "controlling", "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Interests, by contract or otherwise.

          "Agent" has the meaning specified in the recital of parties to this Agreement.

          "Agent's Account" means the account of the Agent maintained by the Agent at Citibank, N.A., at its office at 388 Greenwich Street, New York, New York 10013, Account No. 36852248, ABA #021000089, Account Name: Medium Term Finance,

     Reference: American Airlines, or such other account of the Agent as is designated in writing from time to time by the Agent to the Borrower and the Lenders for such purpose.

          "Aggregate Collateral Value" means, at any time, the sum of (without duplication):

          (a) with respect to Eligible Aircraft, 50% of the Aircraft Value thereof; and

          (b)  with respect to Eligible Cash Collateral, the Cash
               Collateral Value thereof;

     provided, however, that (i) the Aircraft Value of MD-80 Aircraft constituting Eligible Aircraft included in the calculation of Aggregate Collateral Value shall not exceed 30% of the Aircraft Value of the Eligible Aircraft at such time, (ii) the Aircraft Value of Eligible Aircraft in Temporary Storage included in the calculation of Aggregate Collateral Value shall not exceed 10% of the Aircraft Value of the Eligible Aircraft at such time and (iii) there shall be excluded from the calculation of Aggregate Collateral Value any Aircraft in Deep Storage.

          "Agreement"   has   the  meaning   specified   in   the
     introductory paragraph hereto.

          "Agreement Value" means, for each Hedge Agreement, on any date of determination, an amount determined by the Agent equal to: (a) in the case of a Hedge Agreement documented pursuant to the Master Agreement (Multicurrency-Cross Border) published by the International Swap and Derivatives Association, Inc. (the "Master Agreement"), the amount, if any, that would be payable by any Loan Party or any of its Subsidiaries to its counterparty to such Hedge Agreement, as if (i) such Hedge Agreement was being terminated early on such date of determination, (ii) such Loan Party or
     Subsidiary  was  the sole "Affected Party",  and  (iii)  the
     Agent was the sole party determining such payment amount (with the Agent making such determination pursuant to the provisions of the form of Master Agreement); (b) in the case of a Hedge Agreement traded on an exchange, the mark-to-market value of such Hedge Agreement, which will be the unrealized loss on such Hedge Agreement to the Loan Party or Subsidiary of a Loan Party party to such Hedge Agreement determined by the Agent based on the settlement price of such Hedge Agreement on such date of determination; or (c) in all other cases, the mark-to-market value of such Hedge Agreement, which will be the unrealized loss on such Hedge Agreement to the Loan Party or Subsidiary of a Loan Party party to such Hedge Agreement determined by the Agent as the amount, if any, by which (i) the present value of the future cash flows to be paid by such Loan Party or Subsidiary exceeds (ii) the present value of the future cash flows to be received by such Loan Party or Subsidiary pursuant to such Hedge Agreement; capitalized terms used and not otherwise defined in this definition shall have the respective meanings set forth in the above described Master Agreement.

          "Aircraft" means at any time, the Airframes and Engines set forth on Schedule 1 to the Aircraft Security Agreement, as supplemented or amended from time to time in accordance with Section 5.01(n), including from and after the Effective Date, the Airframes and Engines described in the Security Agreement Supplement originally executed and delivered under the Aircraft Security Agreement and any Replacement Airframe or Replacement Engine substituted for any collateral in accordance with Section 5.01(n), whether or not, in the case of any such Engines, such initial Engines or Replacement Engines may from time to time be installed on such Airframe or installed on any other airframe or any other aircraft. The term "Aircraft" shall include any Replacement Aircraft.

          "Aircraft Security Agreement" means the aircraft security agreement in substantially the form of Exhibit D to the Existing Credit Agreement, together with each other security agreement and security agreement supplement delivered from time to time pursuant to Section 5.01(n) of the Existing Credit Agreement or Section 5.01(n) hereof, in each case as amended.

          "Aircraft Value" means, at any time, with respect to any Aircraft, the current market value, as reflected in the Appraisal Report then most recently delivered to the Agent with respect to such Aircraft.

          "Airframe" means (a) each of the Unencumbered Stage 3 Aircraft (except the Engines or engines from time to time installed thereon) listed on Schedule 1 to the Aircraft Security Agreement, as supplemented or amended from time to time in accordance with Section 5.01(n) and (b) any and all Parts so long as the same shall be incorporated or installed in or attached to such aircraft.

          "AMR" has the meaning specified in the recital of parties to this Agreement.

          "AMR Collateral" means the "Collateral" as such term is defined in the Pledge Agreement.

          "AMR Subsidiary" means any corporation of which AMR owns or controls, directly or indirectly, more than 50% of the Voting Interests.

          "Applicable Lending Office" means, with respect to each Lender, such Lender's Domestic Lending Office in the case of a Base Rate Advance and such Lender's Eurodollar Lending
     Office in the case of a Eurodollar Rate Advance.

          "Applicable Margin" means (a) in respect of the Term 1 Facility, 3.25% per annum, in the case of Eurodollar Rate
     Advances,  and  2.25% per annum, in the case  of  Base  Rate
     Advances, and (b) in respect of the Revolving Credit 1 Facility a percentage per annum to be determined by reference to the Pricing Level as set forth below:

                   Pricing    Applicable     Applicable
                    Level     Margin for     Margin for
                              Eurodollar     Base Rate
                                 Rate         Advances
                               Advances

                   Level 1       2.50%         1.50%

                   Level 2       3.00%         2.00%

                   Level 3       3.50%         2.50%

                   Level 4       4.00%         3.00%

          "Appraisal Report" means (a) with respect to any Aircraft or Engine, an extended desktop appraisal prepared by an Appraiser, which does not include any on-site inspection of such Aircraft or Engine or its maintenance records, and which assumes its physical condition is average for an aircraft or engine of its type and age and its maintenance time status is at mid-life, mid-time, and (b) with respect to the Narita Collateral, an appraisal report prepared by an Appraiser in form and substance reasonably satisfactory to the Agent (it being agreed that an Appraisal Report substantially in the form of the Appraisal Report delivered on the Effective Date shall be deemed to be reasonably satisfactory to the Agent).

          "Appraiser" means, in the case of Aircraft and Engines, Airclaims Ltd., and in the case of the Narita Collateral, Simat, Helliesen & Eichner, Inc., or in either case, if for any reason such Person ceases or is unable at such time to provide an appraisal of the type set forth under the definition of "Appraisal Report" (including, without limitation, by virtue of the fact that such Person ceases to exist), such other independent appraiser as may be selected by the Agent with the reasonable consent of the Borrower; provided that if the Agent fails to select such an independent appraiser within 5 Business Days after a request by the Borrower to do so, the Borrower may designate such an independent appraiser by notice to the Agent.

          "Appropriate  Lender" means, at any time, with  respect
     to  either  the  Term 1 Facility or the Revolving  Credit  1
     Facility, a Lender that has a Commitment with respect to such Facility at such time.

          "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Agent, in accordance with
     Section 9.07 and in substantially the form of Exhibit C hereto.

          "Bankruptcy  Code" means Chapter 11 of  the  Bankruptcy
     Code (11 U.S.C. 101 et seq.), as amended or any successor statutes thereto.

          "Base Rate" means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the highest of:

               (a) the rate of interest announced publicly by Citibank, N.A. in New York, New York, from time to time,as Citibank, N.A.'s base rate;

               (b)  1/2 of 1% per annum above the Federal Funds Rate; and

               (c) the sum (adjusted to the nearest 1/4 of 1% or, if there is no nearest 1/4 of 1%, to the next higher 1/4 of 1%) of (i) 1/2 of 1% per annum, plus (ii) the rate obtained by dividing (A) the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average (adjusted to the basis of a year of 360 days) being determined weekly on each Monday (or, if such day is not a Business Day, on the next succeeding Business Day) for the three-week period ending on the previous Friday by Citibank, N.A. on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Citibank, N.A.
from three New York certificate of deposit dealers of recognized standing selected by Citibank, N.A., by (B) a percentage equal to 100% minus the average of the daily percentages specified during such three-week period by the Board of Governors of the Federal
Reserve System (or any successor) for determining the maximum reserve requirement (including, but not limited to, any emergency, supplemental or other marginal reserve requirement) for Citibank, N.A. with respect to liabilities consisting of or including (among other liabilities) three-month U.S. dollar non-personal time deposits in the United States, plus (iii) the average during such three-week period of the annual assessment rates estimated by Citibank, N.A. for determining the then current annual assessment payable by Citibank, N.A. to the Federal Deposit Insurance Corporation (or any successor) for insuring the U.S. dollar deposits of Citibank, N.A. in the United
States.

          "Base   Rate  Advance"  means  an  Advance  that  bears
     interest as provided in Section 2.06(a)(i).

          "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

          "Borrower" has the meaning specified in the recital of parties to this Agreement.

          "Borrower's Account" means the account of the Borrower maintained by the Borrower with JPMorgan Chase Bank, N.A. at its office at One Chase Plaza, New York, New York 10081, Account No. 910-1-019884, or such other account as the Borrower shall specify in writing to the Agent.

          "Borrowing"  means a Term 1 Borrowing  or  a  Revolving
     Credit 1 Borrowing.

          "Business Day" means a day of the year on which banks are not required or authorized by law to close in New York City and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market.

          "Cash Collateral Account" has the meaning set forth in the Aircraft Security Agreement.

          "Cash Collateral Value" means, with respect to any cash and/or Permitted Investments in or being deposited in or credited to the Cash Collateral Account at any time, the face value thereof.

          "Cash Flow Coverage Ratio" means, with respect to any period, the ratio of Covenant Cash Flow for such period to Fixed Charges for such period.

          "Change in Control" means such time as at any time, (i) AMR shall cease to own directly 100% of the Equity Interests in the Borrower; (ii) a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act), other than an Employee Benefit Plan or any AMR Subsidiary, shall become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 25% of the total voting power of all classes then outstanding of AMR's Voting Interests; (iii) one or more Employee Benefit Plans shall become in aggregate the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 40% of the total voting power of all classes then outstanding of AMR's Voting Interests or (iv) during any period of 24 consecutive months, individuals who at the beginning of such period constitute AMR's Board of Directors (together with any new director whose election by AMR's Board of Directors or whose nomination for election by AMR's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason (other than death or disability) to constitute a majority of the directors then in office.

          "Change in Tax Law" means, with respect to any Lender, a change in or amendment to the Internal Revenue Code or a change in, or amendment to, or the entering into of, an income tax treaty between the United States of America and the jurisdiction where such Lender is a tax resident, or a change in or amendment to the treasury regulations, or the issuance of any rulings, in each case that occurred after such Lender became a Lender; provided that in the case of any Lender claiming exemption from Indemnified Taxes under
     Section  871(h)  or  881(c) of the  Internal  Revenue  Code,
     "Change in Tax Law" shall be limited to a change in or amendment to the Internal Revenue Code that occurred after such Lender became a Lender.

          "Collateral"  means  the  AA  Collateral  and  the  AMR
     Collateral.

          "Collateral Documents" means the Aircraft Security Agreement, the SGR Security Agreement, the Pledge Agreement, each of the collateral documents, instruments and supplements delivered pursuant to Section 5.01(n) (including, without limitation, the Security Arrangements), and each other agreement to which the Borrower or the Parent Guarantor is a party that creates or purports to create a Lien in favor of the Agent for the benefit of the Secured Parties.

          "Commitment"  means a Term 1 Commitment, an  Additional
     Term  1  Commitment, a Revolving Credit 1 Commitment  or  an
     Additional Revolving Credit 1 Commitment.

          "Communications" has the meaning specified  in  Section
     9.02(b).

          "Confidential Information" means information that any Loan Party furnishes to the Agent or any Lender in a writing designated as confidential, but does not include any such information that is or becomes generally available to the public or that is or becomes available to the Agent or such Lender from a source other than the Loan Parties.

          "Consolidated" refers to the consolidation of accounts in accordance with GAAP.

          "Consolidated Net Income" means, for any period, the consolidated net income of the Parent Guarantor and its Subsidiaries for such period, before dividends.

          "Contractual Obligation" means, as to any Person, any provision of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

          "Conversion", "Convert" and "Converted" each refer to a conversion of Advances of one Type into Advances of the other Type pursuant to Section 2.07 or 2.10.

          "Covenant Cash Flow" means, for any period, Consolidated Net Income for such period, (i) excluding therefrom (A) any extraordinary items of gain or loss for such period, (B) any gain or loss of any other Person for such period accounted for on the equity method, except to the extent of cash distributions received during such period and (C) any non-cash gains or losses for such period, (ii) plus cash payments received (or minus cash payments made) by the Parent Guarantor and its consolidated Subsidiaries during such period in respect of such non-cash gains or losses recognized in any previous fiscal quarter, (iii) plus the aggregate amounts deducted in determining Consolidated Net Income for such period in respect of (w) interest expense (less capitalized interest), (x) without duplication, income taxes, (y) depreciation and amortization expense and (z) Rentals.

          "CUSA" has the meaning specified in the recital of parties to this Agreement.

          "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money (including obligations to reimburse any bank in respect of amounts paid under a letter of credit or similar instrument), (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments,
     (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business,
     (iv) all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles, (v) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, (vi) all Debt of others Guaranteed by such Person, (vii) all Obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interests in such Person or any other

     Person or any warrants, rights or options to acquire such Equity Interests, valued, in the case of Redeemable Preferred Interests, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (viii) all Obligations of such Person in respect of Hedge Agreements, valued at the Agreement Value thereof, and (ix) all Off-Balance Sheet Obligations of such Person.

          "Deep Storage" for any Aircraft means that such Aircraft has been stored (1) with a low expectation of a return to service, sale or lease within one year and (2) in a manner intended to minimize over a period of more than one year the rate of environmental degradation of the structure and components of such Aircraft during such period, in each case, as such storage status is reported in good faith by the Borrower to the Agent at the time of the applicable appraisal.

          "Default" means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

          "Defaulted Advance" means, with respect to any Lender at any time, the portion of any Advance required to be made by such Lender to the Borrower pursuant to Section 2.01 or
     2.02 at or prior to such time that has not been made by such Lender or by the Agent for the account of such Lender pursuant to Section 2.02(d) as of such time. In the event that a portion of a Defaulted Advance shall be deemed made pursuant to Section 2.17(a), the remaining portion of such Defaulted Advance shall be considered a Defaulted Advance originally required to be made pursuant to Section 2.01 on the same date as the Defaulted Advance so deemed made in part.

          "Defaulted Amount" means, with respect to any Lender at any time, any amount required to be paid by such Lender to the Agent or any other Lender hereunder or under any other Financing Document at or prior to such time that has not been so paid as of such time, including, without limitation, any amount required to be paid by such Lender to (a) the Agent pursuant to Section 2.02(d) to reimburse the Agent for the amount of any Advance made by the Agent for the account of such Lender, (b) any other Lender pursuant to
     Section 2.13 to purchase any participation in Advances owing to such other Lender and (c) the Agent pursuant to Section
     8.05 to reimburse the Agent for such Lender's ratable share of any amount required to be paid by the Lender to the Agent as provided therein. In the event that a portion of a Defaulted Amount shall be deemed paid pursuant to Section 2.17(b), the remaining portion of such Defaulted Amount shall be considered a Defaulted Amount originally required to be paid hereunder or under any other Financing Document on the same date as the Defaulted Amount so deemed paid in part.

          "Defaulting Lender" means, at any time, any Lender that, at such time, (a) owes a Defaulted Advance or a Defaulted Amount or (b) shall take any action or be the subject of any action or proceeding of a type described in
     Section 6.01(f).

          "Disclosure Documents" means, at any time, the annual report of the Borrower on Form 10-K (or any successor form) most recently filed by it with the Securities and Exchange Commission pursuant to Section 13(a) or 15(d) of the Exchange Act and the quarterly and current reports of the

     Borrower on Form 10-Q or 8-K (or any successor forms), if any, so filed with the Securities and Exchange Commission since the filing of such most recently filed annual report.

          "Dollars" and the "$" sign each means lawful currency of the United States of America.

          "Domestic Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender, as the case may be, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent.

          "DOT"  has  the meaning specified in the  SGR  Security
     Agreement.

          "Effective Date" means December 17, 2004.

          "Eligible  Aircraft" means the Aircraft  set  forth  on
     Schedule 1 to the Aircraft Security Agreement as of the Effective Date and such further Unencumbered Stage 3 Aircraft designated by the Borrower (including, without limitation, any such Replacement Aircraft); provided, however, that no such Aircraft or additional aircraft shall be considered to be an Eligible Aircraft at any time unless the Aircraft Security Agreement and the related filings of such Aircraft Security Agreement (or any supplement thereto) create a valid and perfected lien or security interest in such aircraft (and all components thereof) in favor of the Agent, on behalf of the Secured Parties, securing the Secured Obligations, free and clear of all other Liens, other than Permitted Liens.

          "Eligible Assignee" means (i) a Lender; (ii) an Affiliate of a Lender or (iii) any other Person approved by the Agent, such approval not to be unreasonably withheld or delayed, and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with Section 9.07, the Borrower, such approval not to be unreasonably withheld or delayed; provided, however, that neither the Borrower nor an Affiliate of the Borrower shall qualify as an Eligible Assignee.

          "Eligible Cash Collateral" means any cash and/or Permitted Investments on deposit in or credited to the Cash Collateral Account in which the Agent, for the benefit of the Secured Parties, shall have a valid and perfected lien or security interest, free and clear of any other Liens.

          "Employee Benefit Plan" means any "employee benefit plan" (as defined in Section 3(3) of ERISA) maintained by the Borrower, AMR or any Subsidiary of any thereof, or any separate investment fund or any trust or funding vehicle maintained thereunder.

          "Engine" means each of the engines listed by manufacturer's serial number on Schedule 1 to the Aircraft Security Agreement, as supplemented or amended from time to time in accordance with Section 5.01(n), together, in each case, with any and all Parts so long as the same shall be incorporated or installed in or attached thereto.

          "Environmental Action" means any action, suit, demand, demand letter, claim, notice of non-compliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, any Environmental Permit or Hazardous Material or arising from alleged injury or threat to health, safety or the environment, including, without limitation, (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any governmental or regulatory authority or third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

          "Environmental Law" means any federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction, decree or judicial or agency interpretation, policy or guidance relating to pollution or protection of the environment, health, safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

          "Environmental  Permit"  means  any  permit,  approval,
     identification   number,  license  or  other   authorization
     required under any Environmental Law.

          "Equity Interests" means, with respect to any Person, shares of capital stock of (or other ownership interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, securities convertible into or exchangeable for shares of capital stock of (or other ownership interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests), and other ownership interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.

          "ERISA"  means the Employee Retirement Income  Security
     Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "ERISA Group" means the Borrower and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b), (c) or (m) of the Internal Revenue Code.

          "Escrow  Bank"  has  the meaning specified  in  Section
     2.17(c).

          "Eurocurrency Liabilities" has the meaning specified in Regulation D of the Board of Governors of the Federal
     Reserve System, as in effect from time to time.

          "Eurodollar Lending Office" means with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent.

          "Eurodollar Rate" means, for any Interest Period for all Eurodollar Rate Advances comprising part of the same Borrowing, an interest rate per annum equal to the rate per annum obtained by dividing (a) the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in U.S. dollars at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period for a period equal to such Interest Period (provided that, if for any reason such rate is not available, the term "Eurodollar Rate" shall mean, for any Interest Period for all Eurodollar Rate Advances comprising part of the same Borrowing, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period); provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates) by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period.

          "Eurodollar Rate Advance" means an Advance that bears interest as provided in Section 2.06(a)(ii).

          "Eurodollar Rate Reserve Percentage" for any Interest Period for all Eurodollar Rate Advances comprising part of the same Borrowing means the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including
     Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Advances is determined) having a term equal to such Interest Period.

          "Event of Default" has the meaning specified in Section
     6.01.

          "Event of Loss" has the meaning set forth in the Aircraft Security Agreement.

          "Exchange  Act"  means the Securities Exchange  Act  of
     1934, as amended.

          "Exchange Ratio" of any amount in respect of any Revolving Credit Lender means a fraction the numerator of which is the amount of such Revolving Credit Lender's
     Revolving Credit Commitment immediately prior to the Restatement Effective Date and the denominator of which is the aggregate amount of the Revolving Credit Commitments immediately prior to the Restatement Effective Date.

          "Existing Capacity Agreements" means each of the capacity purchase agreements existing as of the Effective Date and entered into by and among the Borrower and one or more of the Borrower's Affiliates, as such capacity purchase agreements are listed on Schedule 1.01 hereto.

          "Existing Credit Agreement" has the meaning specified in the preliminary statements hereto.

          "FAA" means the Federal Aviation Administration.

          "Facility"  means the Term 1 Facility or the  Revolving
     Credit 1 Facility.

          "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

          "Financing Documents" means this Agreement, the Notes, the Collateral Documents and the Parent Guaranty.

          "Financing  Vehicles"  has  the  meaning  specified  in
     Section 5.01(j).

          "Fiscal Year" means a fiscal year of the Borrower and its Consolidated subsidiaries ending on December 31 in any calendar year.

          "Fixed Charges" means, for any period, to the extent deducted in determining Consolidated Net Income for such period, interest expense (less capitalized interest) and Rentals.

          "GAAP" has the meaning specified in Section 1.03.

          "Gate Leaseholds" has the meaning specified in the  SGR
     Security Agreement.

          "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or
     (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

          "Guaranteed  Obligations" for the meaning specified  in
     Section 7.01(a).

          "Hazardous Materials" means (a) petroleum or petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

          "Hedge Agreements" means interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other hedging agreements (including, without limitation, any commodity and fuel hedging agreements).

          "Indemnified  Costs"  has  the  meaning  specified   in
     Section 8.05(a).

          "Indemnified  Party"  has  the  meaning  specified   in
     Section 9.04(b).

          "Indemnified Taxes" means, with respect to any Agent or Lender, any Taxes other than (a) any Tax imposed by the state or foreign jurisdiction under the laws of which such Lender or Agent, as the case may be, is organized or any political subdivision thereof and, in the case of each Lender, any tax that is imposed by the state or foreign jurisdiction of such Lender's Applicable Lending Office or any political subdivision thereof, (b) any Tax that would not have been imposed but for a connection between such Lender or Agent or its branch, affiliate, principal office or Applicable Lending Office and the jurisdiction imposing such Tax or any political subdivision thereof or therein that is unrelated to the transactions contemplated by any Financing Document or performing any obligations, receiving any payments or enforcing any rights thereunder, (c) any Tax attributable to such Lender or Agent's failure to comply with Section 2.12(e) of this Credit Agreement or any form or certificate delivered by such Lender or Agent being incorrect, (d) any Tax attributable to such Lender changing its Applicable Lending Office, (e) any Tax imposed as a result of such Agent or Lender not being treated as a beneficial owner of its Note for federal income tax purposes or (f) any Tax arising as a result of the Agent making any payment hereunder or under the Notes or the other Financing Documents through an account or branch outside the United States; provided that in the case of Taxes imposed by the United States, Indemnified Taxes shall only include Taxes imposed as a result of a Change in Tax Law except the limitation set forth in this proviso shall not apply to the extent that a Lender (its transferor or its assignor, if any) was entitled at the time of designation of a new Lending Office (or transfer or assignment) to receive additional amounts from any Loan Party pursuant to Section
     2.12 of this Agreement.

          "Initial   Extension  of  Credit"  means  the   initial
     borrowing  made  on  the Effective Date under  the  Existing
     Credit Agreement.

          "Initial    Lenders"   means   the   banks,   financial
     institutions and other institutional lenders listed on the signature pages hereto.

          "Interest Period" means, for each Eurodollar Rate Advance comprising part of the same Borrowing, the period commencing on the date of such Eurodollar Rate Advance or the date of the Conversion of any Base Rate Advance into such Eurodollar Rate Advance, and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three or six months as the Borrower may, upon notice received by the Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the first day of such Interest Period, select; provided, however, that:

               (a) the Borrower may not select any Interest Period with respect to any Eurodollar Rate Advance under a Facility that ends after any principal repayment installment date for such Facility unless, after giving effect to such selection, the aggregate principal amount of Base Rate Advances and of Eurodollar Rate
          Advances having Interest Periods that end on or prior to such principal repayment installment date for such Facility shall be at least equal to the aggregate principal amount of Advances under such Facility due and payable on or prior to such date;

               (b) Interest Periods commencing on the same date for Eurodollar Rate Advances comprising part of the same Borrowing shall be of the same duration;

               (c) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; provided, however, that, if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

               (d) whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time.

          "Lead Arrangers" has the meaning specified in the recital of parties to this Agreement.

          "Lenders" means the Term 1 Lenders, Revolving Credit 1 Lenders, the Additional Term 1 Lenders, the Additional Revolving Credit 1 Lenders and each Person that shall become a party hereto pursuant to Section 9.07 for so long as such Term 1 Lender, Revolving Credit 1 Lender, Additional Term 1 Lender, Additional Revolving Credit 1 Lender or Person, as the case may be, shall be a party to this Agreement.

          "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

          "Loan  Parties"  means  the  Borrower  and  the  Parent
     Guarantor.

          "Material Adverse Effect" means (i) a material adverse effect on the business, assets, operations, properties or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole, (ii) a material adverse effect on the ability of the Borrower or the Parent Guarantor to perform its obligations under the Financing Documents or (iii) a material adverse effect on the rights and remedies of the Agent or the Lenders under the Financing Documents.

          "Material Contract" means, with respect to any Person, each contract (as in effect from time to time, as amended, amended and restated, supplemented or otherwise modified) to which such Person is a party and that is material to the business, condition (financial or otherwise), operations, performance or properties of such Person.

          "Material  Plan" means, at any time, a  Plan  or  Plans
     having   aggregate  Unfunded  Liabilities   in   excess   of
     $25,000,000.

          "Material   Subsidiary"  means  any   Subsidiary   that
     constitutes a "significant subsidiary" of the Borrower within the meaning of Regulation S-X of the Securities and Exchange Commission (as in effect on the date hereof).

          "Moody's" means Moody's Investors Service, Inc. and any successor thereto.

          "Multiemployer Plan" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

          "Narita Collateral" means all of the Borrower's  Narita
     Routes,  Slots, Narita Slots, Gate Leaseholds and Supporting
     Route Facilities.

          "Narita  Routes" has the meaning specified in  the  SGR
     Security Agreement.

          "Narita  Slots" has the meaning specified  in  the  SGR
     Security Agreement.

          "Net Worth" means the excess of total assets over total liabilities.

          "Note"  means  a  Term 1 Note or a Revolving  Credit  1
     Note, as the context may require.

          "Notice  of  Borrowing" has the  meaning  specified  in
     Section 2.02(a).

          "Obligation" means, with respect to any Person, any payment, performance or other obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 6.01(f). Without limiting the generality of the foregoing, the Obligations of any Loan Party under the Financing Documents include (a) the obligation to pay principal, interest, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by such Loan Party under any Financing Document and
     (b) the obligation of such Loan Party to reimburse any amount in respect of any of the foregoing that any Lender, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.

          "Off Balance Sheet Obligation" means, with respect to any Person, without duplication of any clause within this definition or within the definition of "Debt", all
     (a) Obligations of such Person under any lease which is treated as an operating lease for financial accounting purposes and a financing lease for tax purposes (i.e., a "synthetic lease"), (b) Obligations of such Person in respect of transactions entered into by such Person, the proceeds from which would be reflected on the financial statements of such Person in accordance with GAAP as cash flows from financings at the time such transaction was entered into (other than as a result of the issuance of Equity Interests) and (c) Obligations of such Person in respect of other transactions entered into by such Person that are not otherwise addressed in the definition of "Debt" or in clause (a) or (b) above that are intended to function primarily as a borrowing of funds (including, without limitation, any minority interest transactions that function primarily as a borrowing).

          "Other  Taxes"  has  the meaning specified  in  Section
     2.12(b).

          "Parent Guarantor" means AMR.

          "Parent  Guaranty" means the Guarantee  of  the  Parent
     Guarantor set forth in Article VII.

          "Parts"  has  the  meaning set forth  in  the  Aircraft
     Security Agreement.

          "PBGC"  means the Pension Benefit Guaranty  Corporation
     (or any successor).

          "Permitted Investments" means any Dollar denominated investment in (i) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, (ii) commercial paper rated at least A-2 by S&P and P-2 by Moody's or (iii) time deposits with, including certificates of deposit issued by, any office located in the United States of any bank or trust company which is organized under the laws of the United States or any state thereof and has capital, surplus and undivided profits aggregating at least $500,000,000, provided in the case of each of the investments referred to in clauses (i) through (iii) above, (x) such investment matures within six months from the date of acquisition thereof by the Agent and (y) in order to provide the Agent, for the benefit of the Secured Parties, with a perfected security interest therein, each Permitted Investment shall be either: (A) evidenced by negotiable certificates or instruments, or if non-negotiable then issued in the name of the Agent, which (together with any appropriate instruments of transfer) are delivered to, and held by, the Agent or any agent thereof (which shall not be the Borrower or any of its affiliates) in the State of New York; or (B) in book-entry form and issued by the United States and subject to pledge under applicable state law and Treasury regulations and as to which (in the opinion of counsel to the Agent) appropriate measures shall have been taken for perfection of the security interests created under the Aircraft Security Agreement and (iv) such other investments of credit quality not lower than that of the investments referred to in clauses (i) through (iii) above and maturing within six months from the date of acquisition thereof by the Agent, as to which the Agent shall have received satisfactory assurances that appropriate measures shall have been taken for perfection of the security interests created under the Aircraft Security Agreement.

          "Permitted Liens" means:

               (1) the respective rights and interests created by or pursuant to or resulting from the Financing
          Documents, and the respective rights of the Agent and the Loan Parties as therein provided;

               (2) the rights of others under agreements or arrangements to the extent expressly permitted by Sections 5.02(a) and 5.04(b) of the Aircraft Security Agreement or by the terms of the SGR Security Agreement;

               (3) Liens for taxes either not yet due or being contested in good faith (and for the payment of which adequate reserves have been provided) by appropriate proceedings so long as such proceedings do not involve any substantial danger of the sale, forfeiture or loss of any Airframe or any Engine, or any interest therein;

               (4) materialmen's, mechanics', workers', repairmen's, employees', or other Liens arising in the ordinary course of business for amounts the payment of which is either not yet delinquent or is being contested in good faith (and for the payment of which adequate reserves have been provided) by appropriate proceedings so long as such proceedings do not involve any substantial danger of the sale, forfeiture or loss of any Airframe or any Engine, or any interest therein;

               (5) Liens (other than Liens for taxes) arising out of judgments or awards against any Loan Party with respect to which at the time an appeal or proceeding for review is being prosecuted in good faith and with respect to which there shall have been secured a stay of execution pending such appeal or proceeding for review, and which such Liens relate to any Collateral only as a result of a general Lien on the assets of such Loan Party in one or more jurisdictions and are not entitled to priority with respect to Collateral over any Lien created by the Collateral Documents;

               (6)   salvage or similar rights of insurers  under
          insurance policies maintained pursuant to Section  5.06
          of the Aircraft Security Agreement; and

               (7) Liens arising after the Effective Date to satisfy a condition for granting or modifying a waiver of the minimum funding standards or extension of amortization periods under Section 412 of the Internal Revenue Code in respect of a Plan, provided the interests and rights under such Liens are subordinated to the claims, rights and interests of the Lenders and Agent under the Financing Documents upon terms reasonably satisfactory to the Agent.

          "Person" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

          "Plan" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

          "Platform"   has  the  meaning  specified  in   Section
     9.02(c).

          "Pledge   Agreement"  means  a  pledge   agreement   in
     substantially  the form of Exhibit F to the Existing  Credit
     Agreement, as amended.

          "Preferred  Interests"  means,  with  respect  to   any
     Person, Equity Interests issued by such Person that are entitled to a preference or priority over any other Equity Interests issued by such Person upon any distribution of such Person's property and assets, whether by dividend or upon liquidation.

          "Pricing Level" means, as of any date of determination, the level set forth as then in effect for the Borrower, as determined in accordance with the following provisions of this definition:

          Level 1:  Senior Secured Debt Rating of not lower  that
                    BB by S&P and not lower than Ba3 by Moody's.

          Level 2:  Level  1  does not apply and a Senior Secured
                    Debt Rating of not lower than BB- by S&P and not lower than B1 by Moody's.

          Level 3:  Level  1  and  2 do not apply  and  a  Senior
                    Secured Debt Rating of not lower than B+ by S&P and not lower than B2 by Moody's.

          Level 4:  Levels 1, 2 and 3 do not apply.

          "Redeemable" means, with respect to any Equity Interest, any such Equity Interest that (a) the issuer has undertaken to redeem at a fixed or determinable date or dates, whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of the issuer or (b) is redeemable at the option of the holder.

          "Register"   has  the  meaning  specified  in   Section
     9.07(c).

          "Regulation  U"  means Regulation U  of  the  Board  of
     Governors of the Federal Reserve System, as in effect from time to time.

          "Rentals" means the aggregate amounts payable by the Parent Guarantor or any Subsidiary, as lessee, to a lessor with respect to and pursuant to the terms of any operating lease for a specified period.

          "Replacement Aircraft" means any Unencumbered  Stage  3
     Aircraft of which a Replacement Airframe is part.

          "Replacement Airframe" means an airframe (except Engines or engines from time to time installed thereon) constituting part of an Unencumbered Stage 3 Aircraft, which shall have been added to Schedule 1 to the Aircraft Security Agreement or made subject to the Lien of the Aircraft Security Agreement pursuant to Section 5.01(n)(iii) or (v), together with all Parts relating to such airframe.

          "Replacement Engine" means an engine of make and model suitable for use on any Airframe or Replacement Airframe, which shall have been added to Schedule 1 to the Aircraft Security Agreement pursuant to Section 5.01(n)(iii) or (v), together with all Parts relating to such engine.

          "Required Collateral Amount" means, at any time, the sum of (a) the aggregate amount of the Revolving Credit 1 Commitments at such time, or if such Revolving Credit 1 Commitments shall have been terminated, an amount equal to the aggregate unpaid principal amount of the Revolving Credit 1 Advances, plus (b) an amount equal to the aggregate unpaid principal amount of the Term 1 Advances.

          "Required Lenders" means, at any time, Lenders owed or holding at least a majority in interest of the sum of (a) the aggregate principal amount of the Advances outstanding at such time and (b) the aggregate unused Revolving Credit 1 Commitments at such time; provided, however, that if any Lender shall be a Defaulting Lender at such time, there shall be excluded from the determination of Required Lenders at such time (A) the aggregate principal amount of the Advances owing to such Lender (in its capacity as a Lender) and outstanding at such time and (B) the unused Revolving Credit 1 Commitment of such Lender at such time.

          "Responsible Officer" means any senior executive officer, senior accounting officer or treasurer of the Borrower, or any vice president, director or managing director of the Borrower having responsibility for the administration of this Agreement.

          "Restatement Effective Date" has the meaning specified in Section 3.01.

          "Restatement Initial Extension of Credit" means the initial Borrowing on or after the Restatement Effective
     Date.

          "Revolving Credit Advance" has the meaning specified in
     Section 1.01 of the Existing Credit Agreement.

          "Revolving Credit Facility" has the meaning specified in Section 1.01 of the Existing Credit Agreement.

          "Revolving Credit Lender" has the meaning specified  in
     Section 1.01 of the Existing Credit Agreement.

          "Revolving  Credit Note" has the meaning  specified  in
     Section 1.01 of the Existing Credit Agreement.

          "Revolving Credit 1 Advance" means a revolving loan or revolving loans made by a Revolving Credit 1 Lender pursuant to Section 2.01(b)(i) or Section 2.01(b)(iii) or deemed made pursuant to Section 2.01(b)(ii).

          "Revolving  Credit  1  Borrowing"  means  a   borrowing
     consisting of simultaneous Revolving Credit 1 Advances of the same Type made by each of the Revolving Credit 1 Lenders pursuant to Section 2.01(b).

          "Revolving  Credit  1 Commitment" means,  collectively,
     (a) with respect to each Revolving Credit Lender that executes and delivers this Agreement on or prior to the Restatement Effective Date, the amount set forth opposite such Revolving Credit 1 Lender's name on Schedule I hereto under the caption "Revolving Credit 1 Commitment", and
     (b) with respect to each Additional Revolving Credit 1 Lender that is not a Revolving Credit Lender, its Additional Revolving Credit 1 Commitment or, in each case, if such Lender has entered into one or more Assignment and
     Acceptances, the amount set forth for such Lender in the Register maintained by the Agent pursuant to Section 9.07(c) as such Lender's "Total Revolving Credit 1 Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.04.

          "Revolving Credit 1 Facility" means, at any  time,  the
     aggregate   amount  of  the  Revolving  Credit  1   Lenders'
     Revolving Credit 1 Commitments at such time.

          "Revolving Credit 1 Lender" means, collectively, (a) each Revolving Credit Lender that executes and delivers this Agreement on or prior to the Restatement Effective Date and
     (b) each Additional Revolving Credit 1 Lender that is not otherwise referred to in clause (a) of this definition.

          "Revolving Credit 1 Note" means a promissory note of the Borrower payable to the order of any Revolving Credit 1 Lender, in substantially the form of Exhibit A-1 hereto, evidencing the aggregate indebtedness of the Borrower to such Revolving Credit 1 Lender resulting from the Revolving Credit 1 Advances made or deemed made by such Revolving Credit 1 Lender, as amended.

          "S&P"  means  Standard  & Poor's  Ratings  Services,  a
     division  of  The  McGraw-Hill  Companies,  Inc.   and   any
     successor thereto.

          "Secured Obligations", in respect of the AA Collateral, has the meaning specified in Section 2 of each of the Aircraft Security Agreement and the SGR Security Agreement, and, in respect of the AMR Collateral, has the meaning specified in Section 2 of the Pledge Agreement.

          "Secured Parties" means the Agent and the Lenders.

          "Security  Arrangements" has the meaning set  forth  in
     Section 5.01(n)(ii).

          "Security Opinions" means, with respect to any item referred to in Section 5.01(n), (a) an opinion of the General Counsel of the Borrower substantially in the form of Exhibit H-1 to the Existing Credit Agreement and (b) an opinion of Daugherty Fowler Peregrin & Haught (or such other counsel acceptable to the Required Lenders) substantially in the form of Exhibit H-2 to the Existing Credit Agreement.

          "Senior Secured Debt Rating" means, as of any date, the senior secured debt rating that has been most recently announced by Moody's or S&P for the Facilities. For purposes of the foregoing, (a) if only one of S&P and Moody's shall have in effect a Senior Secured Debt Rating, the Applicable Margin shall be determined by reference to the available rating; (b) if both S&P and Moody's shall not have in effect a Senior Secured Debt Rating, the Applicable Margin will be set in accordance with Level 4 under the definition of "Applicable Margin"; (c) if any rating established by S&P or Moody's shall be changed, such change shall be effective as of the date on which such change is first announced publicly by the rating agency making such change; and (d) if S&P or Moody's shall change the basis on which ratings are established, each reference to the Senior Secured Debt Rating announced by S&P or Moody's, as the case may be, shall refer to the then equivalent rating by S&P or Moody's, as the case may be.

          "SGR Security Agreement" means the slot, gate and route security agreement in substantially the form of Exhibit F to the Existing Credit Agreement, as amended.

          "Short Term Investments" means, as of any date of determination, any US dollar denominated investment in: (i) direct obligations of the United States or any agency thereof, or guaranteed by the United States or any agency thereof; (ii) commercial paper issued by corporations, sovereigns or special purpose entities (i.e., asset backed commercial paper) rated at least A-1 by S&P and P-1 by Moody's; (iii) certificates of deposit, time deposits and bank notes of any bank or trust company rated not less than A by S&P and A2 by Moody's; (iv) corporate or municipal securities rated not less than A by S&P and A2 by Moody's; and (v) mortgage backed and asset backed securities rated not less than A by S&P and A2 by Moody's; provided in the case of each of the investments referred to in clauses (i) through (v) above, such investment matures within eighteen months from the date of such determination.

          "Slots"  has the meaning specified in the SGR  Security
     Agreement.

          "Subsidiary" means any corporation of which the Borrower and/or one or more Subsidiaries at the time owns or controls, directly or indirectly, more than 50% of the shares of stock having general voting power under ordinary circumstances to elect a majority of the board of directors, managers or trustees of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency).

          "Supplemental  Agent"  has  the  meaning  specified  in
     Section 8.01(c).

          "Supporting Route Facilities" has the meaning specified in the SGR Security Agreement.

          "Syndication Agent" has the meaning specified in the recital of parties to this Agreement.

          "Taxes" means any present or future taxes, levies, imposts, deductions, charges or withholdings imposed by any governmental authority.

          "Temporary Storage" for any Aircraft means that such Aircraft (A) has been stored (1) without a scheduled or planned return to active service, sale or lease and (2) in a manner suitable for an aircraft expected to be returned to service, sold or leased within one year, (B) has been in such storage for less than one year, and (C) may be removed from such storage without material cost for such removal, in each case, as such storage status is reported in good faith by the Borrower to the Agent at the time of the applicable appraisal.

          "Term  Advance"  has the meaning specified  in  Section
     1.01 of the Existing Credit Agreement.

          "Term  Commitment" has the meaning specified in Section
     1.01 of the Existing Credit Agreement.

          "Term Lender" has the meaning specified in Section 1.01 of the Existing Credit Agreement.

          "Term  Note" has the meaning specified in Section  1.01
     of the Existing Credit Agreement.

          "Term 1 Advance" means a term loan or term loans made by a Term 1 Lender pursuant to Section 2.01(a)(ii) or deemed made pursuant to Section 2.01(a)(i).

          "Term 1 Borrowing" means a borrowing consisting of simultaneous Term 1 Advances of the same Type made by the Term 1 Lenders pursuant to Section 2.01(a).

          "Term 1 Commitment" means, collectively, (a) with respect to each Term Lender that executes and delivers this Agreement on or prior to the Restatement Effective Date, the amount set forth opposite such Term Lender's name on
     Schedule I hereto, under the caption "Term 1 Commitment", and (b) with respect to each Additional Term 1 Lender that is not a Term Lender, its Additional Term 1 Commitment or, in each case, if such Lender has entered into one or more Assignment and Acceptances, the amount set forth for such Lender in the Register maintained by the Agent pursuant to
     Section 9.07(c) as such Lender's "Total Term 1 Commitment".

          "Term 1 Facility" means, at any time, the aggregate amount of the Term 1 Lenders' Term 1 Commitments at such time.

          "Term 1 Lender" means, collectively, (a) each Term Lender that executes and delivers this Agreement on or prior to the Restatement Effective Date and (b) each Additional Term 1 Lender that is not otherwise referred to in clause
     (a) of this definition.

          "Term 1 Note" means a promissory note of the Borrower payable to the order of any Term 1 Lender, in substantially the form of Exhibit A-2 hereto, evidencing the indebtedness of the Borrower to such Lender resulting from the Term 1 Advances made or deemed made by such Lender, as amended.

          "Termination Date" means the earlier of (a) the date of termination in whole of the Commitments pursuant to Section
     2.04 or 6.01 and (b) (i) for purpose of the Revolving Credit 1 Facility, June 17, 2009 and (ii) for purpose of the Term 1 Facility, December 17, 2010.

          "Title  49"  has  the  meaning  specified  in  the  SGR
     Security Agreement.

          "Transaction" means the transactions contemplated by the Financing Documents.

          "Type" refers to the distinction between Advances bearing interest at the Base Rate and Advances bearing interest at the Eurodollar Rate.

          "Unencumbered Stage 3 Aircraft" means a "Stage 3 airplane" as defined in Title 14, Section 36.1(f)(6) of the Code of Federal Regulations consisting of Boeing 737-800, 757-200, 767-200ER, 767-300ER and 777-200 aircraft and
     McDonnell Douglas MD-80 aircraft, in each case owned by the Borrower and unencumbered by any Lien, other than Permitted Liens.

          "Unfunded Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the present value of all benefits under such Plan exceeds (ii) the fair market value of all Plan assets allocable to such benefits (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

          "United  States Citizen" has the meaning  specified  in
     Section 4.01(q).

          "Voting Interests" means shares of capital stock issued by a corporation, or equivalent Equity Interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

          SECTION 1.02. Computation of Time Periods; Other Definitional Provisions. In this Agreement and the other Financing Documents in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding". References in the Financing Documents to any agreement or contract "as amended" shall mean and be a reference
to  such agreement   or   contract  as  amended,  amended  and
restated, supplemented or otherwise modified from time to time in accordance with its terms.

          SECTION 1.03. Accounting Terms.   All accounting terms
not specifically defined herein shall   be   construed  in  accordance
with  generally  accepted accounting  principles  consistent  with
those  applied  in  the preparation   of   the  financial  statements
referred to in Sections 4.01(g)(i) and 4.02(e)(i), as applicable ("GAAP").

          SECTION 1.04. Deemed References. Upon  the  Restatement
Effective  Date,  (i)  all references   to   "Term   Advance",
"Term   Borrowing", "Term Commitment", "Term Facility", "Term Lender"
and "Term Note" in the Financing Documents (other than in this Agreement) shall be deemed references to "Term 1 Advance", "Term 1 Borrowing", "Term 1 Commitment", "Term 1 Facility", "Term 1 Lender" and "Term 1 Note", respectively; and (ii) all references to "Revolving
Credit Advance",   "Revolving  Credit  Borrowing",   "Revolving  Credit
Commitment",  "Revolving  Credit  Facility",  "Revolving   Credit
Lender", and "Revolving Credit Note" in the Financing Documents (other than in this Agreement) shall be deemed references to "Revolving Credit 1 Advance", "Revolving Credit 1 Borrowing", "Revolving Credit 1 Commitment", "Revolving Credit 1 Facility", "Revolving Credit 1 Lender" and "Revolving Credit 1 Note", respectively.

                           ARTICLE II

                AMOUNTS AND TERMS OF THE ADVANCES

          SECTION 2.01. The Advances.  (a) The Term 1 Advances.

          (i) Exchange. Notwithstanding anything to the contrary in Sections 2.11 and 2.13, each Term 1 Lender with a Term 1 Commitment severally agrees, on the terms and conditions hereinafter set forth, to exchange its Term Advance for a Term 1 Advance with a principal amount equal to that of the exchanged
Term Advance on the Restatement Effective Date, and from and after the Restatement Effective Date such Term Advance shall be deemed repaid and refinanced in full and such Term 1 Advance shall be deemed made hereunder. On the Restatement Effective

Date, each Term Lender shall deliver to the Borrower each Term Note issued to it, if any.

          (ii) The Additional Term 1 Advances. Each Additional Term 1 Lender severally agrees, on the terms and conditions hereinafter set forth, to make an advance (an "Additional Term 1 Advance") to the Borrower on the Restatement Effective Date in a principal amount equal to its Additional Term 1 Commitment. The Borrower shall use the proceeds of the Additional Term 1 Advances to refinance (i) up to $200 million in Revolving Credit Advances of the Revolving Credit Lenders and (ii) all Term Advances of Term Lenders that do not execute and deliver this Agreement on the Restatement Effective Date with the proceeds of the Additional Term 1 Advances. Any Term 1 Advances made and repaid or prepaid may not be reborrowed.

          (iii) Interest. On the Restatement Effective Date the Borrower shall pay all accrued and unpaid interest on the Term Advances to the Term Lenders.

          (b)  (i) The Revolving Credit 1 Advances. Each Revolving
Credit 1 Lender severally  agrees,  on  the  terms  and   conditions
hereinafter  set  forth  and  after  giving  effect  to  Sections
2.01(b)(ii) and 2.01(b)(iii), to make advances to the Borrower from time to time on any Business Day during the period from the Restatement Effective Date until the Termination Date in an amount for each such Advance not to exceed such Revolving Credit
1  Lender's  Revolving Credit 1 Commitment at  such  time.   Each
Revolving Credit 1 Borrowing shall be in an aggregate amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof and shall consist of Revolving Credit 1 Advances of the same Type made on the same day by the Revolving Credit 1 Lenders
ratably   according  to  their  respective  Revolving  Credit   1
Commitments.

          (ii) Exchange. Notwithstanding anything to the contrary in Sections 2.11 and 2.13, each Revolving Credit Lender with a Revolving Credit 1 Commitment severally agrees, on the terms and conditions hereinafter set forth, to (A) exchange its Revolving Credit Advance for a Revolving Credit 1 Advance with a principal amount equal to the product of the aggregate principal amount of all outstanding Revolving Credit 1 Advances (without giving effect to any Additional Revolving Credit 1 Advances) times such Revolving Credit Lender's Exchange Ratio, and from and after the Restatement Effective Date such Revolving Credit Advance shall be deemed repaid and refinanced to the extent of such Revolving Credit 1 Advance and such Revolving Credit 1 Advance shall be deemed made hereunder and (B) exchange its Revolving Credit Commitment for a Revolving Credit 1 Commitment in an amount equal to the product of the aggregate amount of all Revolving Credit 1 Commitments (without giving effect to any Additional Revolving Credit 1 Commitments) times such Revolving Credit Lender's Exchange Ratio. On the Restatement Effective Date, each Revolving Credit Lender shall deliver to the Borrower each Revolving Credit Note issued to it, if any.

          (iii) The Additional Revolving Credit 1 Advances. Each Additional Revolving Credit 1 Lender severally agrees, on the terms and conditions hereinafter set forth, to make an advance (an "Additional Revolving Credit 1 Advance") to the Borrower on the Restatement Effective Date in a principal amount equal to its pro rata share (based on such Additional Revolving

Credit 1 Lender's portion of the aggregate Additional Revolving Credit 1 Commitments) of the excess of (x) the Revolving Credit Advances outstanding immediately prior to the Restatement Effective Date over (y) the sum of (1) $200 million plus (2) the Revolving Credit 1 Advances made by the Revolving Credit Lenders on the Restatement Effective Date. The Borrower shall refinance all Revolving Credit Advances of Revolving Credit Lenders that do not execute and deliver this Agreement on the Restatement Effective Date with the proceeds of the Additional Revolving Credit 1 Advances and the Additional Term 1 Advances.

          (iv)  Interest.  On the Restatement Effective Date  the
Borrower shall pay all accrued and unpaid interest on the Revolving Credit Advances to the Revolving Credit Lenders;
provided, however, it is understood that the existing Interest Periods of the Revolving Credit Advances prior to the Restatement Effective Date shall continue on and after the Restatement
Effective  Date  for  the Revolving Credit 1  Advances,  and  the
Revolving  Credit  1  Advances  shall  accrue  interest  at   the
Eurodollar Rate or the Base Rate, as applicable, plus the Applicable Margin in effect on and after the Restatement Effective Date.

          (v) Borrowings and Repayments/Prepayments. Within the limits of each Revolving Credit 1 Lender's Revolving Credit 1 Commitment in effect from time to time, the Borrower may borrow under this Section 2.01(b), repay or prepay pursuant to Section
2.05 and reborrow under this Section 2.01(b).

          SECTION 2.02.Making the Advances.   (a)(i)Each Borrowing
(other than a  Borrowing consisting of Additional Term 1 Advances or Additional  RevolvingCredit 1 Advances) shall be made on notice, given not later than 11:00 A.M. (New York City time) on the third Business Day priorto the date of the proposed Borrowing in the case of a Borrowing consisting of Eurodollar Rate Advances or 11:00 A.M. (New York City time) on the date of the proposed Borrowing in the case of a Borrowing consisting of Base Rate Advances, by the Borrower to the Agent, which shall give to each Appropriate Lender prompt notice thereof by telecopier or telex. Each such notice of a Borrowing (a "Notice of Borrowing") shall be by telephone, confirmed immediately in writing, or telecopier or telex in substantially the form of Exhibit B hereto, specifying therein the  requested  (A)  date of such Borrowing, (B)  Facility  under which such Borrowing is to be made, (C) Type of Advances comprising such Borrowing, (D) aggregate amount of such Borrowing and  (E) in the case of a Borrowing consisting of Eurodollar Rate
Advances,  initial Interest Period for each such  Advance.   Each
Appropriate Lender shall, before 1:00 P.M. (New York  City  time)
on  the date of such Borrowing, make available for the account of its Applicable Lending Office to the Agent at the Agent's Account, in same day funds, such Lender's ratable portion of such Borrowing in accordance with the respective Commitments under the applicable Facility of such Lender and the other Appropriate
Lenders.   After  the  Agent's receipt of  such  funds  and  upon
fulfillment  of  the applicable conditions set forth  in  Article
III, the Agent will make such funds available to the Borrower by crediting the Borrower's Account.

          (ii) Except as otherwise provided in Section 2.02(b), each Borrowing consisting of Additional Term 1 Advances or Additional Revolving Credit 1 Advances shall be made on the Restatement Effective Date; provided that notice shall have been given to the Agent not later than 12:00 Noon (New York City time) on the Business Day prior to the Restatement Effective Date of such proposed Borrowing by the Borrower (and which notice the Administrative Agent shall have given to each Additional Term 1 Lender and Additional Revolving Credit 1 Lender prompt notice thereof by telex or telecopier). Each such notice of a Borrowing consisting of Additional Term 1 Advances or Additional Revolving Credit 1 Advances to be made on the Restatement Effective Date shall have been by telephone, confirmed immediately in writing, or telex or telecopier, in substantially the form of Exhibit B hereto, specifying therein the requested (A) date of such Borrowing, (B) Facility under which such Borrowing is to be made,
(C) Type of Advances comprising such Borrowing, and (D) aggregate amount of such Borrowing. Each Additional Term 1 Lender and
Additional  Revolving Credit 1  Lender shall, before  11:00  A.M.
(New York City time) on the Restatement Effective Date, make available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent's Account, in same day funds, such Lender's ratable portion of such Borrowing in accordance with the respective Commitments under the applicable Facility of such Lender and the other Additional Term 1 Lenders and Additional Revolving Credit 1 Lenders, respectively. After the Administrative Agent's receipt of such funds, the Administrative Agent shall apply such funds to prepay ratably the aggregate principal amount of any outstanding Term Advances and Revolving Credit Advances of the Term Lenders and the Revolving Credit Lenders, respectively, that are not Term 1 Lenders or Revolving Credit 1 Lenders, respectively, and shall deposit any remaining funds, after giving effect to such prepayments, in the Borrower's Account.

          (b) Anything in subsection (a) above to the contrary notwithstanding, (i) the Borrower may not select Eurodollar Rate Advances for any Borrowing if the aggregate amount of such Borrowing is less than $10,000,000 or if the obligation of the Appropriate Lenders to make Eurodollar Rate Advances shall then be suspended pursuant to Section 2.07 or 2.10 and (ii) the Term Advances may not be outstanding as part of more than six separate Borrowings and the Revolving Credit Advances may not be outstanding as part of more than six separate Borrowings.

          (c) If the Borrower fails to borrow any Borrowing to be comprised of Eurodollar Rate Advances after the related Notice of Borrowing has been given to any Appropriate Lender in accordance with Section 2.02(a), the Borrower shall, within 15 days after demand by any Appropriate Lender, reimburse such Lender for any resulting loss or expense incurred by it (or by an existing or prospective participant in the related Advance), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after such failure to borrow, provided that such Lender has delivered to the Borrower a certificate setting forth in reasonable detail calculations as to the amount of such loss or expense, which certificate shall be conclusive absent manifest error.

          (d) Unless the Agent shall have received notice from an Appropriate Lender prior to the date of any Borrowing under a Facility under which such Lender has a Commitment that such Lender will not make available to the Agent such Lender's ratable portion of such Borrowing, the Agent may assume that such Lender has made such portion available to the Agent on the date of such Borrowing in accordance with subsection (a) of this Section 2.02 and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount.
If and to the extent that such Lender shall not have so made such ratable portion available to the Agent, such Lender and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at
(i) in the case of the Borrower, the higher of (A) the interest rate applicable at the time to Advances comprising such Borrowing and (B) the cost of funds incurred by the Agent in respect of such amount; provided, however, that (x) the Borrower shall have received from the Agent notice that the Agent has made such amount available to the Borrower pursuant to its right under this
Section 2.02(d) to assume receipt of such Lender's ratable portion and (y) any payment by the Borrower of such amount shall be without prejudice to its rights against such Lender under this Agreement; and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Lender's Advance as part of such Borrowing for purposes of this Agreement.
(e) The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

          SECTION 2.03. Fees. (a) Commitment Fee. The Borrower agrees to pay to the Agent for the account of each of the Revolving Credit 1 Lenders, from the Restatement Effective Date, in the case of each Revolving Credit 1 Lender that delivers this Agreement on or prior to the Restatement Effective Date, and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Revolving Credit 1 Lender, in the case of each other Revolving Credit 1 Lender, until the Termination Date of the Revolving Credit 1 Facility, payable in arrears on the last day of each March, June, September and December commencing March 31, 2006 and on the Termination Date of the Revolving Credit 1 Facility, a commitment fee on the average daily unused Revolving
Credit   1 Commitment of such Revolving Credit 1  Lender  at  the
rate of 1/2 of 1% per annum; provided, however, that no commitment fee shall accrue on any of the Revolving Credit 1 Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender.

          (b) Agent's Fees. The Borrower shall pay to the Agent for its own account such fees as may from time to time be agreed between the Borrower and the Agent.

          SECTION 2.04. Termination or Reduction of the Commitments.
          (a) Optional. The Borrower shall have the right, upon at least three Business Days' notice to the Agent, to terminate in whole or reduce ratably in part the unused portions of the Revolving Credit Commitments of the Lenders, provided that each partial reduction shall be in the aggregate amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof.

          (b) Mandatory. (i) Term 1 Facility. On the date of the Term 1 Borrowing, after giving effect to such Term 1 Borrowing, the aggregate Term 1 Commitments of the Term 1 Lenders shall be automatically and permanently reduced to zero.

          (ii) Revolving Credit 1 Facility. On each date set forth below, the Revolving Credit 1 Commitments shall be reduced by the amount set forth opposite such date (with each such reduction of Revolving Credit 1 Commitments to be made ratably among the Revolving Credit 1 Lenders' Revolving Credit 1 Commitments):

              Date               Amount of
                                 Reduction
              June 17, 2006      $10,000,000
              September 17,      $10,000,000
              2006
              December 17, 2006  $10,000,000

              March 17, 2007     $10,000,000
              June 17, 2007      $10,000,000
              September 17,      $10,000,000
              2007
              December 17, 2007  $10,000,000

              March 17, 2008     $0.00
              June 17, 2008      $0.00
              September 17,      $0.00
              2008
              December 17, 2008  $0.00

              March 17, 2009     $0.00
              June 17, 2009      $255,000,000


          SECTION 2.05. Repayment of Advances. (a)  Term 1 Advances.
The Borrower shall repay to the Agent for the ratable account of the Term 1 Lenders the aggregate outstanding principal amount of the Term 1 Advances on the following dates in the amounts indicated (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.08):

              Date               Amount
              June 17, 2006      $1,120,000
              September 17,      $1,120,000
              2006
              December 17, 2006  $1,120,000

              March 17, 2007     $1,120,000
              June 17, 2007      $1,120,000
              September 17,      $1,120,000
              2007
              December 17, 2007  $1,120,000

              March 17, 2008     $1,120,000
              June 17, 2008      $1,120,000
              September 17,      $1,120,000
              2008
              December 17, 2008  $1,120,000

              March 17, 2009     $1,120,000
              June 17, 2009      $1,120,000
              September 17,      $1,120,000
              2009
              December 17, 2009  $1,120,000

              March 17, 2010     $0.00
              June 17, 2010      $0.00
              September 17,      $0.00
              2010
              December 17, 2010  $431,200,000

provided, however, that the final principal installment shall be repaid on the Termination Date in respect of the Term 1 Facility and in any event shall be in an amount equal to the aggregate principal amount of the Term 1 Advances outstanding on such date.

          (b) Revolving Credit 1 Advances. The Borrower shall repay to the Agent for the ratable account of the Revolving Credit 1
Lenders  on  the  Termination Date in respect  of  the  Revolving
Credit 1 Facility the aggregate principal amount of the Revolving
Credit 1 Advances then outstanding.


          SECTION 2.06. Interest.  (a) Scheduled Interest.
The Borrower shall pay interest on the unpaid principal amount of each Advance owing to each Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

          (i) Base Rate Advances. During such periods as such Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of (x) the Base Rate in effect from time to time plus (y) the Applicable Margin in effect from time to time, payable in arrears quarterly on the last day of each March, June, September and December during such periods and on the date such Base Rate
     Advance shall be Converted or paid in full.

          (ii) Eurodollar Rate Advances. During such periods as such Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (x) the Eurodollar Rate for such Interest Period for such Advance plus (y) the Applicable Margin in effect from time to time, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period and on the date such Eurodollar Rate Advance shall be Converted or paid in full.

          (b) Default Interest. Upon the occurrence and during the continuance of an Event of Default under Section 6.01(a), the Borrower shall pay interest on (x) the unpaid principal amount of each Advance owing to each Lender, payable in arrears on the dates referred to in clause (a)(i) or (a)(ii) above and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Advance pursuant to clause (a)(i) or (a)(ii) above and (y) to the fullest extent permitted by law, the amount of any interest, fee or other amount payable under the Financing Documents that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid, in the case of interest, on the Type of

Advance  on  which such interest has accrued pursuant  to  clause
(a)(i)  or  (a)(ii) above and, in all other cases, on  Base  Rate
Advances pursuant to clause (a)(i) above.

         (c) Notice of Interest Period and Interest Rate. Promptly after receipt of a Notice of Borrowing pursuant to Section 2.02(a), a notice of Conversion pursuant to Section 2.07 or a notice of selection of an Interest Period pursuant to the terms of the definition of "Interest Period", the Agent shall give notice to the Borrower and each Appropriate Lender of the applicable
Interest Period and the applicable interest rate determined by the Agent for purposes of clause (a)(i) or (a)(ii) above.


          SECTION 2.07. Conversion of Advances. (a)   Optional.
The Borrower may on any Business Day, upon notice given to the Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of Section 2.09, Convert all or any portion of the Advances of one Type comprising the same Borrowing into Advances of the other Type; provided, however, that any Conversion of Eurodollar Rate Advances into Base Rate Advances shall be made only on the last day of an Interest Period for such Eurodollar Rate Advances, any Conversion of Base Rate Advances into Eurodollar Rate Advances shall be in an amount not less than the minimum amount specified in Section 2.02(b), no Conversion of any Advances shall result in more separate Borrowings than permitted under Section 2.02(b) and each Conversion of Advances comprising part of the same Borrowing under any Facility shall be made ratably among the Appropriate Lenders in accordance with their Commitments under such Facility.
Each such notice of a Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the Advances to be Converted and (iii) if such Conversion is into Eurodollar Rate Advances, the duration of the initial Interest
Period for each such Advance. Each notice of Conversion shall be irrevocable and binding on the Borrower.

          (b) Mandatory. (i) On the date on which the aggregate unpaid principal amount of Eurodollar Rate Advances comprising any
Borrowing   shall  be  reduced,  by  payment  or  prepayment   or
otherwise,   to  less  than  $10,000,000,  such  Advances   shall
automatically Convert into Base Rate Advances.

          (ii) If the Borrower shall fail to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01, the Agent will forthwith so notify the
Borrower  and  the  Appropriate  Lenders,  whereupon  each   such
Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base
Rate Advance.

          (iii) Upon the occurrence and during the continuance of any Event of Default, (x) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest
Period therefor, Convert into a Base Rate Advance and (y) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended.


          SECTION 2.08. Prepayments of Advances.   (a)   Optional.
The Borrower may, upon notice at least three Business Days' prior to the date of such prepayment, in the case of Eurodollar Rate Advances, and upon notice at least one Business Day prior to the date of such prepayment, in the case of Base Rate Advances, to the Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding principal amount of the Advances comprising part of the same
Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid, provided, however, that (x) each partial prepayment shall be in an aggregate principal amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof and (y) in the event of any such prepayment of a Eurodollar Rate Advance, the Borrower shall be obligated to reimburse the Lenders in respect thereof pursuant to Section 9.04(c). Each such prepayment of any Term 1 Advances shall be applied to the installments thereof in inverse order of maturity.

          (b) Mandatory. The Borrower shall, on each Business Day, prepay an aggregate principal amount of the Revolving Credit 1 Advances comprising part of the same Borrowings in an amount equal to the amount by which (A) the aggregate principal amount of the Revolving Credit 1 Advances then outstanding exceeds (B) the
Revolving Credit 1 Facility on such Business Day.

          SECTION 2.09. Increased Costs, Etc.(a) If on or after the date hereof, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

          (i) shall subject any Lender (or its Applicable Lending Office) to any tax, duty or other charge with respect to its Eurodollar
     Rate Advances, its related Note or its Commitment or its obligation to make Eurodollar Rate Advances, or shall change the basis of taxation of payments to any Lender (or its Applicable Lending Office) of the principal of or interest on its Eurodollar Rate Advances or any other amounts due under this Agreement in respect of its Eurodollar Rate Advances or its obligation to make Eurodollar Rate Advances (except for changes in franchise taxes or taxes on the overall net income of such Lender or its Applicable Lending Office unless such taxes arise in whole or in part by reason of the activities, presence or other connection of the Borrower in or with the jurisdiction imposing such taxes); or

         (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Eurodollar Rate Advance any such requirement included in an applicable Eurodollar Reserve Percentage), special deposit, insurance assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (or its Applicable Lending Office) or shall impose on any Lender (or its Applicable Lending Office) or on the London interbank market any other condition affecting its Eurodollar Rate Advances, its related Note or its obligation to make Eurodollar Rate Advances;

and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making or maintaining any Eurodollar Rate Advance, or to reduce the amount of any sum received or receivable by such Lender (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Lender to be material, then, within 15 days after demand by such Lender (with a copy to the Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction.

          (b) If any Lender shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any applicable law, rule or regulation regarding capital adequacy, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Lender (or any Person controlling such Lender) as a direct consequence of such Lender's obligations hereunder to a level below that which such Lender (or any Person controlling such Lender) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then, from time to time, within 15 days after demand by such Lender (with a copy to the Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender (or any Person controlling such Lender) for such reduction (without duplication of any amounts payable pursuant to subsection (a) above).

         (c) Each Lender will notify the Borrower and the Agent of any event occurring after the date of this Agreement which will entitle such Lender to compensation pursuant to this Section 2.09 as promptly as practicable after it obtains knowledge thereof, specifying the event giving rise to such claim and setting out in reasonable detail an estimate (without prejudice) of the basis and computation of such claim. Upon receipt of such notice and of such further notice as may be required by this subsection (c), the Borrower shall compensate such Lender in accordance with this
Section 2.09 from as of the date such costs are incurred
(including, without limitation, where such costs are retroactively applied); provided that the Borrower shall not be required to compensate a Lender for costs incurred earlier than 120 days prior to the date of the notice required to be delivered to the Borrower pursuant to this subsection (c). As soon as practicable after the delivery of the initial notice pursuant to this subsection (c), such Lender will furnish the Borrower with a certificate setting forth in reasonable detail the basis and amount of each request by such Lender for compensation under this
Section 2.09, accompanied by such evidence of such Lender's entitlement to make a claim under this Section 2.09 as the Borrower may reasonably request.

         (d) If, with respect to any Eurodollar Rate Advances, the Required Lenders notify the Agent that the Eurodollar Rate for any Interest Period for such Advances will not adequately reflect the cost to such Lenders of making, funding or maintaining their Eurodollar Rate Advances for such Interest Period, the Agent shall forthwith so notify the Borrower and the Appropriate
Lenders, whereupon (i) each such Eurodollar Rate Advance under such Facility will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate
Advance and (ii) the obligation of the Appropriate Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Agent shall notify the Borrower that such

Lenders have determined that the circumstances causing such suspension no longer exist.

         (e) The Borrower shall not be liable to any Lender in respect of any withholding taxes (including, without limitation, Taxes) under this Section.


          SECTION 2.10. Illegality. Notwithstanding  any  other
provision   of   this Agreement,  if  the  adoption of or  any
change in or in the interpretation of any law or regulation shall make it unlawful, or compliance by any Lender with any request or directive of any central bank or other governmental authority shall make it unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar Rate Advances hereunder, then, on notice thereof and demand therefor by such Lender to the Borrower through the Agent, (a) each Eurodollar Rate Advance will automatically, upon such demand, Convert into a Base Rate Advance or an advance that bears interest at the Base Rate plus the Applicable Margin in effect from time to time, as the case may be, and (b) the obligation  of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Agent shall notify the Borrower that such Lender has determined that the circumstances
causing  such  suspension  no longer exist.   Before  giving  any
notice through the Agent pursuant to this Section, such Lender shall designate a different Eurodollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Lender, be otherwise disadvantageous to such Lender.

          SECTION 2.11. Payments and Computations. (a) The Borrower shall make each payment hereunder not later than 11:00 A.M. (New York City time) on the day when due in Dollars to the Agent at the applicable Agent's Account in same day funds without counterclaim or set-off. The Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or facility fees ratably (other than amounts payable pursuant to Section 2.09, 2.12 or 9.04(c)) to the Lenders for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to
Section 9.07(c), from and after the effective date specified in such Assignment and Acceptance, the Agent shall make all payments hereunder in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

          (b) All computations of interest based on the Base Rate shall be made by the Agent on the basis of a year of 365 or 366 days, as the case may be, all computations of interest based on the Eurodollar Rate or the Federal Funds Rate and of fees shall be made by the Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or facility fees are payable. Each determination by the Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

          (c) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fee, as the case may be; provided, however, that, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

          (d) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Lenders hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower shall not have so made such payment in full to the Agent, each Lender shall repay to the Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Agent, at the Federal Funds
Rate.

         (e) Whenever any payment received by the Agent under this Agreement or any of the other Financing Documents is insufficient to pay in full all amounts due and payable to the Agent and the Lenders under or in respect of this Agreement and the other Financing Documents on any date, such payment shall be distributed by the Agent and applied by the Agent and the Lenders in the following order of priority:

         (i) first, to the payment of all of the fees, indemnification payments, costs and expenses that are due and payable to the Agent (solely in its capacity as Agent) under or in respect of this Agreement and the other Financing Documents on such date, ratably based upon the respective aggregate amounts of all such fees, indemnification payments, costs and expenses owing to the Agent on such date;

        (ii) second, to the payment of all of the indemnification payments, costs and expenses that are due and payable to the Lenders under Section 9.04 hereof, and any similar section of any of the other Financing Documents on such date, ratably based upon the respective aggregate amounts of all such indemnification payments, costs and expenses owing to the Lenders on such date;

        (iii) third, to the payment of all of the amounts that are due and payable to the Agent and the Lenders under Sections 2.09 and 2.12 hereof on such date, ratably based upon the respective aggregate amounts thereof owing to the Agent and the Lenders on such date;

        (iv) fourth, to the payment of all of the fees that are due and payable to the Revolving Credit 1 Lenders under Section 2.03(a) on such date, ratably based upon the respective aggregate
     Revolving Credit 1 Commitments of the Revolving Credit 1 Lenders under the Revolving Credit 1 Facility on such date;

         (v) fifth, to the payment of all of the accrued and unpaid interest on the Obligations of the Borrower under or in respect of the Financing Documents that is due and payable to the Agent and the Lenders under Section 2.06(b) on such date, ratably based upon the respective aggregate amounts of all such interest owing to the Agent and the Lenders on such date;

         (vi) sixth, to the payment of all of the accrued and unpaid interest on the Advances that is due and payable to the Agent and the Lenders under Section 2.06(a) on such date, ratably based upon the respective aggregate amounts of all such interest owing to the Agent and the Lender on such date;

         (vii) seventh, to the payment of the principal amount of all of the outstanding Advances that is due and payable to the Agent and the Lenders on such date, ratably based upon the respective aggregate amounts of all such principal owing to the Agent and the Lenders on such date; and

         (viii) eighth, to the payment of all other Obligations of the Loan Parties owing under or in respect of the Financing Documents that are due and payable to the Agent and the other Secured Parties on such date, ratably based upon the respective aggregate amounts of all such Obligations owing to the Agent and the other Secured Parties on such date.

         (f) The Borrower hereby authorizes each Lender and each of its Affiliates, if and to the extent payment owed to such Lender is not made when due hereunder or, in the case of a Lender, under the Note held by such Lender, to charge from time to time, to the fullest extent permitted by law, against any or all of the Borrower's accounts with such Lender or such Affiliate any amount so due.

         (g) Notwithstanding anything to the contrary in  this
Section 2.11, (i) all of the gross proceeds of the Additional Term 1 Advances and the Additional Revolving Credit 1 Advances made on the Restatement Effective Date shall be used solely to refinance Term Advances and Revolving Credit Advances of the Term Lenders and the Revolving Credit Lenders, respectively, who are not Term 1 Lenders or Revolving Credit 1 Lenders, (ii) no other Lenders shall be entitled to share in any such payments and (iii) the Agent is authorized to make distributions of such gross proceeds to give effect to clauses (i) and (ii).

          SECTION 2.12. Taxes. (a) Any and all payments by any
Loan Party to or for the account of any Lender or the Agent hereunder or under the Notes or any other Financing Document shall be made, in accordance with Section 2.11 or the applicable provisions of such other Financing Document, if any, free and clear of and without deduction for any and all Taxes, except to the extent required by
law.   If  any Loan Party shall be required by law to deduct  any
Indemnified Taxes from or in respect of any sum payable hereunder or  under any Note or any other Financing Document to any  Lender or the Agent, (i) the sum payable by such Loan Party shall be increased as may be necessary so that after such Loan Party and the Agent have made all required deductions (including deductions applicable to additional sums payable under this Section 2.12)
such Lender or such Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Loan Party shall make all such deductions and (iii) such Loan Party shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

         (b) In addition, a Loan Party shall pay any present or future stamp, documentary, excise, mortgage recording or similar taxes, charges or levies that arise from any payment made by such Loan Party hereunder or under any Notes or any other Financing Documents or from the execution, delivery or registration of, performance under, or otherwise with respect to, this Agreement, the Notes or the other Financing Documents (hereinafter referred to as "Other Taxes").

         (c) The Loan Parties shall indemnify each Lender and the Agent for and hold them harmless against the full amount of Indemnified
Taxes (including additional sums payable under this Section 2.12) imposed as a result of the failure of a Loan Party or the Agent to deduct such Indemnified Taxes from any payments hereunder or under the Notes or the Other Financing Documents and pay such amounts to the appropriate taxing authorities, and Other Taxes, in each case imposed on or paid by such Lender or the Agent (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Lender or the Agent (as the case may be) makes written demand therefor.

          (d) Within 30 days after the date of any payment of any Indemnified Taxes, the appropriate Loan Party shall furnish to the Agent, at its address referred to in Section 9.02, the original or a certified copy of a receipt evidencing such payment, to the extent such a receipt is issued therefor, or other written proof of payment thereof that is reasonably satisfactory to the Agent. In the case of any payment hereunder or under the Notes or the other Financing Documents by or on behalf of a Loan Party (other than by the Agent) through an account or branch outside the United States or by or on behalf of a Loan Party by a payor (other than by the Agent) that is not a United States person, if such Loan Party determines that no additional Taxes are payable in respect thereof, such Loan Party shall furnish, or shall cause such payor to furnish, to the Agent, at such address, an opinion of counsel acceptable to the Agent to such effect. For purposes of subsections (d) and (e) of this Section 2.12, the terms "United States" and "United States person" shall have the meanings specified in Section 7701 of the Internal Revenue Code.

          (e) Each Lender organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Lender, on or prior to the date of the Restatement
Effective Date in the case of each of the Additional Term 1
Lenders and Additional Revolving Credit 1 Lenders that was not a Term Lender or a Revolving Credit Lender, respectively, immediately prior to the Restatement Effective Date and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender in the case of each other Lender and from time to time thereafter as reasonably requested in writing by the Borrower (but only so long thereafter as such Lender remains lawfully able to do so), provide each of the Agent and the Borrower with two original Internal Revenue Service Forms W-8BEN (claiming the benefits of an income tax treaty) or W-8ECI or, in the case of a Lender that is claiming exemption from Taxes under
Section 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8BEN (certifying that such Lender is a non-US beneficial owner of such payments) and a certificate representing that such Lender is not (i) a "bank" as defined in Section 881(c)(3)(A) of the Internal Revenue Code), (ii) a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code) of the Borrower or (iii) a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Internal Revenue Code), or any successor or other form prescribed by the Internal Revenue
Service, certifying that such Lender is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to this Agreement or the Notes or any other Financing provided that if any form or certificate provided by a Lender becomes invalid because of a change in the circumstances relating to such Lender, such Lender will provide a new form certifying that such Lender is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to this Agreement or the Notes or any other Financing Document. Each
Lender and the Agent shall also deliver to each of the Borrower and the Agent, at the Borrower's request and expense, to the extent such Lender or Agent is legally able to do so, such other forms, statements or certificates as may be required in order to establish the legal entitlement of such Lender or Agent to an exemption from, or a reduction in the amount of, any Indemnified Taxes. If any form or document referred to in this subsection
(e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service Form
W-8BEN or W-ECI or the related certificate described above, that the applicable Lender reasonably considers to be confidential, such lender shall give notice thereof to the Borrower and shall not be obligated to include in such form or document such confidential information. If a Lender becomes subject to Taxes because of its failure to deliver a form, certificate or other document required hereunder, the Loan Parties shall take such steps as such Lender shall reasonably request at such Lender's expense to assist such lender to recover such Taxes; provided that the Loan Party shall not have determined, in its sole discretion, that such steps may be disadvantageous to any Loan Party.

          (f) If the Agent or any Lender determines, in its sole reasonable discretion, that it has received a refund of any Taxes as to which it has been indemnified by any Loan Party or with respect to which any Loan Party has paid additional amounts pursuant to this Section 2.12, it shall pay over such refund to such Loan Party (but only to the extent of indemnity payments made, or additional amounts paid, by such Loan Party under this
Section 2.12 with respect to Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses of the Agent or such Lender and without interest (other than any interest paid by the relevant taxing jurisdiction with respect to such refund, which shall not be subject to the limitations set forth in the immediately preceding parenthetical); provided that such Loan Party, upon the request of the Agent or such Lender, agrees to repay the amount paid over to such Loan Party (plus any interest imposed by the relevant taxing jurisdiction) to the Agent or such Lender in the event the Agent or such Lender is required to repay such refund to such taxing jurisdiction.

          (g) Upon the request and at the expense of any Loan Party, the Agent and any Lender subject to Taxes in respect of which such Loan Party is obligated to make payments under this Section 2.12 shall reasonably cooperate with such Loan Party in contesting such Tax, provided that each of the agent and any such Lender shall not have determined, in its sole discretion, that such content may be disadvantageous to it.

          (h) The Agent agrees to withhold Taxes from any amounts paid by it hereunder or under the Notes or any other Financing
Document and to file such information returns with respect to such payments and withholdings, in each case as required by law.


          SECTION 2.13. Sharing of Payments, Etc.
If  any  Lender  shall obtain any  payment  (whether voluntary, involuntary, through the exercise  of  any  right  of set-off, or  otherwise) on account of the Advances owing  to  it
(other than pursuant to Section 2.09, 2.12 or 9.04(c)) (a) on account of Obligations due and payable to such Lender hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of the Obligations due and payable to all Lenders hereunder and under the Notes at such time) of payments on account of the Obligations due and payable to all Lenders hereunder and under the Notes at such time obtained by all the Lenders at such time or (b) on account of Obligations owing (but not due and payable) to all Lenders hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing to such Lender at such time to (ii) the aggregate amount of the
Obligations  owing  (but  not due and  payable)  to  all  Lenders hereunder and under the Notes at such time) of payments on account of the Obligations owing (but not due and payable) to all Lenders hereunder and under the Notes at such time obtained by all of the Lenders at such time, on account such Lender shall forthwith purchase from the other Lenders such participations in the Advances owing to them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required payment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.13 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. Notwithstanding anything to the contrary in this Section 2.13,
(i) all of the gross proceeds of the Additional Term 1 Advances and the Additional Revolving Credit 1 Advances made on the Restatement Effective Date shall be used to solely to refinance Term Advances and Revolving Credit Advances of the Term Lenders and the Revolving Credit Lenders, respectively, who are not Term 1 Lenders or Revolving Credit 1 Lenders, (ii) no other Lenders shall be entitled to share in any such payments, and (iii) the Agent is authorized to make distributions of such gross proceeds to give effect to clauses (i) and (ii).

          SECTION 2.14. Evidence of Debt.(a)  Each Lender shall
maintain in accordance  with its   usual  practice  an  account  or
accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Advance owing to such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder in respect of Advances. The Borrower agrees that upon notice by any Lender to the Borrower (with a copy of such notice to the Agent) to the effect that a Note is required or appropriate in order for such Lender to evidence (whether for purposes of pledge, enforcement or otherwise) the Advances owing to, or to be made by, such Lender, the Borrower shall promptly execute and deliver to such Lender a Note payable to the order of such Lender in a principal amount up to the Commitment of such Lender. All reference to Notes in the Financing Documents shall mean Notes, if any, to the extent issued hereunder.

          (b) The Register maintained by the Agent pursuant to Section 9.07(c) shall include a control account, and a subsidiary account for  each  Lender,  in which accounts (taken together)  shall  be
recorded  (i)  the  date  and  amount  of  each  Borrowing   made
hereunder, the Type of Advances comprising such Borrowing and, if appropriate, the Interest Period applicable thereto, (ii) the terms of each Assignment and Acceptance delivered to and accepted by it, (iii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iv) the amount of any sum received by the Agent from the Borrower hereunder and each Lender's share thereof.

          (c) Entries made in good faith by the Agent in the Register pursuant to subsection (b) above, and by each Lender in its account or accounts pursuant to subsection (a) above, shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrower to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement, absent manifest error; provided, however, that the failure of the Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrower under this Agreement.


          SECTION 2.15. Use of Proceeds. The proceeds of the Advances shall be available (and the Borrower agrees that it shall use such proceeds) solely (i) to refinance the Term Loan Advances and the Revolving Credit Advances, (ii) to pay transaction fees and expenses and (iii) for general corporate purposes of the Borrower and its Subsidiaries.

          SECTION 2.16. Mitigation, Substitution of Lender. If,
with respect to any Lender, a condition arises or  an  event  occurs which would, or would upon  the  giving  of notice, result in the payment of any additional costs pursuant to Section 2.09 or any additional amounts pursuant to Section  2.12, such  Lender,  promptly upon becoming aware of  the  same,  shall notify the Borrower (with a copy to the Agent) thereof and shall take such steps as may be reasonable to it to mitigate the effects of such condition or event including the designation of a different Applicable Lending Office or furnishing of the proper certificates under any applicable tax laws, tax treaties and conventions to the extent that such certificates are legally available to such Lender, provided that such Lender shall be under no obligation to take any step that, in its good-faith opinion would (i) result in its incurring any additional costs in performing its obligations hereunder unless the Borrower has
agreed   to   reimburse  it  therefore  or  (ii)   be   otherwise
disadvantageous to such Lender in a significant respect in the reasonable judgment of such Lender. If (i) the obligation of any
Lender  to  make  Eurodollar  Rate Advances  has  been  suspended
pursuant   to   Section  2.09,  (ii)  any  Lender  has   demanded
compensation under Section 2.09 or 2.12, or (iii) any Lender becomes a Defaulting Lender, the Borrower shall have the right, so long as no Default shall have occurred and be continuing, to seek a substitute one or more Eligible Assignees (which may be one or more of the Lenders) to purchase the Note and assume the Commitment of such Lender, in accordance with Section 9.07(a).

          SECTION 2.17. Defaulting Lenders.(a) In the event that, at any one time, (i) any Lender shall be a Defaulting Lender,
(ii) such Defaulting Lender shall owe a Defaulted Advance to the Borrower and (iii) the Borrower shall be required to make any payment hereunder or under any other Financing Document to or for the account of such Defaulting Lender, then the Borrower may, so long as no Default shall occur or be continuing at such time and to the fullest extent permitted by applicable law, set off and otherwise apply the Obligation of the Borrower to make such payment to or for the account of such Defaulting Lender against the obligation of such Defaulting Lender to make such Defaulted Advance. In the event that, on any date, the Borrower shall so set off and otherwise apply its obligation to make any such payment against the obligation of such Defaulting Lender to make any such Defaulted Advance on or prior to such date, the amount so set off and otherwise applied by the Borrower shall constitute for all purposes of this Agreement and the other Financing Documents an Advance by such Defaulting Lender made on the date of such setoff under the Facility pursuant to which such Defaulted Advance was originally required to have been made pursuant to Section 2.01.
Such Advance shall be considered, for all purposes of this Agreement, to comprise part of the Borrowing in connection with which such Defaulted Advance was originally required to have been made pursuant to Section 2.01, even if the other Advances comprising such Borrowing shall be Eurodollar Rate Advances on the date such Advance is deemed to be made pursuant to this subsection (a). The Borrower shall notify the Agent at any time the Borrower exercises its right of set-off pursuant to this subsection (a) and shall set forth in such notice (A) the name of the Defaulting Lender and the Defaulted Advance required to be made by such Defaulting Lender and (B) the amount set off and otherwise applied in respect of such Defaulted Advance pursuant to this subsection (a). Any portion of such payment otherwise required to be made by the Borrower to or for the account of such Defaulting Lender which is paid by the Borrower, after giving effect to the amount set off and otherwise applied by the Borrower pursuant to this subsection (a), shall be applied by the Agent as specified in subsection (b) or (c) of this Section 2.17.

          (b) In the event that, at any one time, (i) any Lender shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a
Defaulted  Amount  to the Agent or any of the other  Lenders  and
(iii) the Borrower shall make any payment hereunder or under  any other  Financing  Document to the Agent for the account  of  such
Defaulting Lender, then the Agent may, on its behalf or on behalf of  such  other  Lenders and to the fullest extent  permitted  by applicable  law, apply at such time the amount  so  paid  by  the
Borrower to or for the account of such Defaulting Lender  to  the payment  of each such Defaulted Amount to the extent required  to pay such Defaulted Amount.  In the event that the Agent shall  so apply any such amount to the payment of any such Defaulted Amount on  any date, the amount so applied by the Agent shall constitute for  all  purposes  of  this Agreement and  the  other  Financing
Documents  payment, to such extent, of such Defaulted  Amount  on
such  date.   Any  such amount so applied by the Agent  shall  be
retained  by the Agent or distributed by the Agent to such  other
Lenders, ratably in accordance with the respective portions of such Defaulted Amounts payable at such time to the Agent and such other Lenders and, if the amount of such payment made by the Borrower shall at such time be insufficient to pay all Defaulted
Amounts owing at such time to the Agent and such other Lenders in the following order of priority:

          (i) first, to the Agent for any Defaulted Amounts then owing to it, in its capacity as such; and

          (ii) second, to any other Lenders for any Defaulted
     Amounts then owing to such other Lenders, ratably in accordance with such respective Defaulted Amounts then owing to such other Lenders.

Any portion of such amount paid by the Borrower for the account of such Defaulting Lender remaining, after giving effect to the amount applied by the Agent pursuant to this subsection (b), shall be applied by the Agent as specified in subsection (c) of this Section 2.17.

          (c) In the event that, at any one time, (i) any Lender shall be a Defaulting Lender, (ii) such Defaulting Lender shall not owe a Defaulted Advance or a Defaulted Amount and (iii) the Borrower, the Agent or any other Lender shall be required to pay or distribute any amount hereunder or under any other Financing
Document to or for the account of such Defaulting Lender, then the Borrower or such other Lender shall pay such amount to the Agent to be held by the Agent, to the fullest extent permitted by applicable law, in escrow or the Agent shall, to the fullest extent permitted by applicable law, hold in escrow such amount otherwise held by it. Any funds held by the Agent in escrow under this subsection (c) shall be deposited by the Agent in an account with a bank (the "Escrow Bank") selected by the Agent, in the name and under the control of the Agent, but subject to the provisions of this subsection (c). The terms applicable to such account, including the rate of interest payable with respect to the credit balance of such account from time to time, shall be the Escrow Bank's standard terms applicable to escrow accounts maintained with it. Any interest credited to such account from time to time shall be held by the Agent in escrow under, and applied by the Agent from time to time in accordance with the provisions of, this subsection (c). The Agent shall, to the fullest extent permitted by applicable law, apply all funds so held in escrow from time to time to the extent necessary to make any Advances required to be made by such Defaulting Lender and to pay any amount payable by such Defaulting Lender hereunder and under the other Financing Documents to the Agent or any other
Lender, as and when such Advances or amounts are required to be made or paid and, if the amount so held in escrow shall at any time be insufficient to make and pay all such Advances and amounts required to be made or paid at such time, in the following order of priority:

          (i) first, to the Agent for any amounts then due and payable by such Defaulting Lender to it, in its capacity as such;

          (ii) second, to any other Lenders for any amount then due and payable by such Defaulting Lender to such other Lenders hereunder, ratably in accordance with such respective amounts then due and payable to such other Lenders; and

          (iii) third, to the Borrower for any Advance then required to be made by such Defaulting Lender pursuant to a Commitment of such Defaulting Lender.
     In the event that any Lender that is a Defaulting Lender shall, at any time, cease to be a Defaulting Lender, any funds held by the Agent in escrow at such time with respect to such Lender shall be distributed by the Agent to such Lender and applied by such Lender to the Obligations owing to such Lender at such time under this Agreement and the other Financing Documents ratably in accordance with the respective amounts of such Obligations outstanding at such time.

          (d) The rights and remedies against a Defaulting Lender under this Section 2.17 are in addition to other rights and remedies that the Borrower may have against such Defaulting Lender with respect to the Defaulted Advance and that the Agent or any Lender may have against such Defaulting Lender with respect to any Defaulted Amount.

                           ARTICLE III

                   CONDITIONS OF EFFECTIVENESS

          SECTION 3.01. Conditions Precedent to Effectiveness. This Agreement shall become effective on and as of the first date (the "Restatement Effective Date") on which the Agent shall have received (or receipt shall have been waived of)the following, each dated such day (unless otherwise specified), in form and substance satisfactory to the Agent (unless otherwise specified) and (except for the Term 1 Notes and the Revolving
Credit 1 Notes) in sufficient copies for each Lender party to this Agreement as of the Restatement Effective Date:

          (a) Counterparts of this Agreement, duly executed and delivered on behalf of each of (i) the Borrower, (ii) the Parent Guarantor,
     (iii) the Administrative Agent, (iv) the Syndication Agent, (v) the Required Lenders, (vi) each Term 1 Lender, (vii) each Revolving Credit 1 Lender (or as to any of the foregoing parties, the Agent shall have received advice satisfactory to the Agent that any such foregoing party has executed a counterpart of this Agreement).

          (b) For any Term 1 Lender or Revolving Credit 1 Lender that so requests, a Term 1 Note or Revolving Credit 1 Note, as applicable, payable to the order of such Lender duly executed by the Borrower evidencing such Lender's Term 1 Advance or Revolving Credit 1 Advance, as applicable.

          (c) Any necessary amendments or modifications to the Aircraft Security Agreement, duly executed by the Borrower, together with evidence of completion of all recordings and filings of or with respect to such amendments or modifications.

          (d) Any necessary amendments or modifications to the SGR Security Agreement, duly executed by the Borrower.

          (e) Any necessary amendments or modifications to the Pledge Agreement, duly executed by the Parent Guarantor.

          (f) Certified copies of the resolutions of the Board of Directors of each Loan Party approving this Agreement, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to the Transaction.

          (g) A certificate of each Loan Party signed on behalf of such Loan Party by its President or a Vice President and its Secretary or any Assistant Secretary, dated the date of the Restatement Initial Extension of Credit (the statements made in which certificate shall be true on and as of the date of the Restatement Initial Extension of Credit, except to the extent that any such representation or warranty relates to a specified date, in which case such representation or warranty shall be or was true and correct as of such date), certifying as to (i) the truth of the representations and warranties contained in the Financing Documents as though made on and as of the date of the Restatement Initial Extension of Credit, except to the extent that any such representation or warranty relates to a specified date, in which case such representation or warranty shall be or was true and correct as of such date, and (ii) the absence of any event occurring and continuing, or resulting from the Restatement Initial Extension of Credit, that constitutes a Default.

          (h) A certificate of the Secretary or an Assistant Secretary of each Loan Party certifying the names and true signatures of the officers of such Loan Party authorized to sign each Financing Document to which it is or is to be a party and the other documents to be delivered hereunder and thereunder.

          (i) A Notice of Borrowing relating to the Restatement Initial Extension of Credit in accordance with the requirements of
     Section 2.02(a)(ii) of this Agreement (giving effect to such requirements as if the Restatement Effective Date had occurred) with respect to the borrowing of the Additional Term 1 Advances and the Additional Revolving Credit 1 Advances on the Restatement Effective Date.

          (j) A favorable opinion of the General Counsel for the Borrower to the effect that this Agreement is a valid, binding and enforceable agreement of the Borrower, and a favorable opinion of the General Counsel for the Parent Guarantor to the effect that this Agreement is a valid, binding and enforceable agreement of the Parent Guarantor, and, in each case, restating the opinions of such counsel dated December 17, 2004 delivered pursuant to
     Section 3.01(a)(xv) of the Existing Credit Agreement that have been reasonably requested by the Agent to be so restated, with references to the "Borrower Financing Documents" and the "AMR Financing Documents", respectively, to mean such documents as amended or modified by this Agreement.

          (k) A favorable opinion of Daugherty Fowler Peregrin, Haught & Jenson, FAA counsel to the Loan Parties, restating the opinions of such counsel dated December 17, 2004 delivered pursuant to
     Section 3.01(a)(xvi) of the Existing Credit Agreement that have been reasonably requested by the Agent to be so restated.

          (l) The Borrower shall have paid all invoiced accrued fees and expenses of the Agent and the Lead Arrangers (including the fees and expenses of counsel to the Agent and the Lead Arrangers).


          SECTION 3.02. Conditions Precedent to Each Borrowing. The obligation of each Appropriate Lender to make an Advance on the occasion of each Borrowing (including the initial Borrowing) shall be subject to the further conditions precedent that on the date of such Borrowing the following statements shall be true (and each of the giving of the applicable Notice of Borrowing and the acceptance by the Borrower of the proceeds of such Borrowing shall constitute a representation and warranty by the Borrower that on the date of such Borrowing such statements are true, except to the extent that any such representation or warranty relates to a specified date, in which case such representation or warranty shall be or was true and correct as of such date):

          (a) the representations and warranties contained in each Financing Document are correct on and as of such date, before and after giving effect to such Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to a specific date other than the date of such Borrowing; and

          (b) no Default has occurred and is continuing, or would result from such Borrowing or from the application of the proceeds therefrom.


          SECTION 3.03. Determinations Under Section 3.01. For purposes of determining compliance with the conditions specified in Section
3.01, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Agent responsible for the transactions contemplated by the Financing Documents shall have received notice from such Lender prior to the date that the Borrower, by notice to the Lenders, designates as the proposed Restatement Effective Date, specifying its objection thereto and, if the Restatement Initial Extension of Credit consists of a Borrowing, such Lender shall not have made available to the Agent such Lender's ratable portion of such Borrowing. The Agent shall promptly notify the Lenders of the occurrence of the Restatement Effective Date.


                           ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES

          SECTION 4.01. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

          (a) Corporate Existence and Power. The Borrower (i) is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed, except where the failure to so qualify or be licensed could not reasonably be expected to have a Material Adverse Effect and (iii) has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

          (b) Subsidiaries. Set forth on Schedule 4.01(b) hereto is a complete and accurate list of all Material Subsidiaries of the Borrower. All of the outstanding Equity Interests in the Borrower's Material Subsidiaries have been validly issued, are fully paid and non-assessable.

          (c) Corporate Authorization; No Contravention. The execution, delivery and performance by the Borrower of this Agreement and the other Financing Documents to be delivered by it are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or result in the creation or imposition of any Lien on any asset of the Borrower or any of its Material Subsidiaries, other than Liens created pursuant to the Financing Documents.

          (d) Governmental, Third-Party Approvals or Consents. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by the Borrower of any Financing Document to which it is or is to be a party, or for the consummation of the Transaction, (ii) the grant by the Borrower of the Liens granted by it pursuant to the Collateral Documents, (iii) the perfection or maintenance of the Liens under the laws of the United States, any State thereof or any political subdivision or agency thereof created under the Collateral Documents, subject only to Permitted Liens or (iv) as of the Effective Date, the exercise by the Agent or any Lender of its rights under the Financing Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for (a) the authorizations, approvals, actions, notices and filings listed on Schedule 4.01(d) hereto, all of which have been duly observed, taken, given or made and are in full force and effect and (b) the authorizations, approvals, actions, notices and filings contemplated by the SGR Security Agreement.

          (e) Binding Effect. This Agreement constitutes, and the other Financing Documents, when executed and delivered by the Borrower, will constitute, valid and binding agreements of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity.

          (f) Litigation. Except as disclosed to the Lenders in Schedule 4.01(f) hereto, there is no action, suit, investigation, litigation or proceeding pending against, or to the knowledge of the Borrower threatened against or affecting, the Borrower or any of its Material Subsidiaries before any court or arbitrator or any governmental body, agency or official (i) which could reasonably be expected to have a Material Adverse Effect or
     (ii) which purports to affect the legality, validity or enforceability of this Agreement or any Financing Documents or the consummation of the transactions contemplated hereby.

          (g) Financial Information. (i) The consolidated balance sheet of the Borrower and its Subsidiaries as of December 31, 2005 and the related consolidated statements of operations and cash flows for the fiscal year then ended, reported on by Ernst & Young LLP and set forth in the Borrower's report on Form 10-K for the year ended December 31, 2005, a copy of which has been delivered to each of the Lenders, fairly present, in conformity with generally accepted accounting principles, the consolidated financial position of the Borrower and its Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year.

          (ii) Except as disclosed in the Disclosure Documents filed on or prior to December 3, 2004, since the date of the financial statements delivered to the Lenders pursuant to Section
     4.01(g)(i), there has been no material adverse change in the business, assets, operations, properties or condition (financial or otherwise) of the Borrower and its Material Subsidiaries, considered as a whole.

          (iii) Neither any written information, exhibit or report, nor the Disclosure Documents (as modified or supplemented by other written information so furnished), taken as a whole, furnished by or on behalf of any Loan Party to the Agent, the Lead Arrangers or any Lender in connection with the negotiation and syndication of the Financing Documents or pursuant to the terms of the Financing Documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading in light of the circumstances in which such information, exhibits and reports were provided; provided that, with respect to projections, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

          (h) Compliance with ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA. Nothing in this paragraph (h) precludes a member of the ERISA Group from seeking, after the Effective Date, a waiver of the minimum funding standards under Section 412 of the Internal Revenue Code in respect of any Plan, provided the requested waiver complies in all other respects with the terms of this Agreement.

          (i) Environmental Matters. The Borrower has not received notice to the effect, nor does any Responsible Officer have any actual knowledge, that its operations are not in material compliance with any applicable Environmental Laws or the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could reasonably be expected to have a Material Adverse Effect.

          (j) Margin Regulations. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

          (k) Investment Company Act; Public Utility Holding Company Act. Neither the Borrower nor any of its Material Subsidiaries is an
    "investment company" or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended. Neither the Borrower nor any of its Material Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

          (l) Perfection, Etc. All filings and other actions necessary or desirable to perfect (to the extent provided in the Collateral Documents) and protect the security interest in the AA Collateral created under the Collateral Documents have been duly made or taken and are in full force and effect under the laws of the United States, any State thereof or any political subdivision or agency thereof, and the Collateral Documents create in favor of the Agent for the benefit of the Secured Parties a valid and, together with such filings and other actions, perfected security interest in such AA Collateral, securing the payment of the Secured Obligations, under the laws of the United States, any State thereof or any political subdivision or agency thereof and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken under the laws of the United States, any State thereof or any political subdivision or agency thereof. The Borrower is the legal and beneficial owner of the Collateral (as such term is defined in the Aircraft Security Agreement) free and clear of any Lien, except for the liens and security interests created or permitted under the Financing Documents. The Borrower is the holder of the Narita Collateral free and clear of any Lien, except for the liens and security interests created or permitted under the Financing Documents.

          (m) No Default. Neither the Borrower nor any Material Subsidiary of the Borrower is in default under or with respect to any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (n) Casualty, Etc. Neither the business nor the properties of the Borrower or any of its Material Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that could reasonably be expected to have a Material Adverse Effect.

          (o) Taxes. The Borrower and each of its Material Subsidiaries and Affiliates has filed, has caused to be filed or has been included in all material tax returns (Federal, state, local and foreign) required to be filed and has paid all taxes shown thereon to be due and all material taxes otherwise due and payable, together with applicable interest and penalties.

          (p) Aircraft Value. Schedule 1 to the Aircraft Security Agreement, as amended or supplemented from time to time, sets forth a list of Unencumbered Stage 3 Aircraft with an Aircraft Value, as set forth in the most recent Appraisal Report delivered with respect thereto (a copy of which has been delivered to each of the Lenders), equal to the amount set forth opposite such Aircraft.

          (q) Regulatory Status. The Borrower is an "air carrier" within the meaning of Section 40102 of Title 49 and holds a certificate under Section 41102 of Title 49. The Borrower holds an air carrier operating certificate issued pursuant to Chapter 447 of Title 49. The Borrower and the Parent Guarantor are each a
     "citizen of the United States" as defined in Section 40102(a)(15) of Title 49 and as that statutory provision has been interpreted by DOT pursuant to its policies (a "United States Citizen"). The Borrower possesses all necessary certificates, franchises, licenses, permits, rights, designations, authorizations, exemptions, concessions, frequencies, and consents to operate the Narita Routes.


          SECTION 4.02. Representations and Warranties of the Parent Guarantor. The Parent Guarantor represents and warrants as follows:

          (a) Corporate Existence and Power. The Parent Guarantor (i) is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed, except where the failure to so qualify or be licensed could not reasonably be expected to have a Material Adverse
     Effect and (iii) has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

          (b) Corporate Authorization; No Contravention. The execution, delivery and performance by the Parent Guarantor of this Agreement and the other Financing Documents to be delivered by it are within the Parent Guarantor's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Parent Guarantor or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Parent Guarantor or result in the creation or imposition of any Lien on any asset of the Parent Guarantor or any of its Material Subsidiaries, other than Liens created pursuant to the Financing Documents.

          (c) Governmental, Third Party Approvals or Consents. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by the Parent Guarantor of any Financing Document to which it is or is to be a party, or for the consummation of the Transaction, (ii) the grant by the Parent Guarantor of the Liens granted by it pursuant to the Collateral Documents, (iii) the perfection or maintenance of the Liens created under the Collateral Documents, subject only to Permitted Liens or (iv) as of the Effective Date, the exercise by the Agent or any Lender of its rights under the Financing Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for the authorizations, approvals, actions, notices and filings listed on Schedule 4.01(d) hereto, all of which have been duly observed, taken, given or made and are in full force and effect.

          (d) Binding Effect. This Agreement constitutes, and the other Financing Documents, when executed and delivered by the Parent Guarantor, will constitute, valid and binding agreements of the Parent Guarantor, enforceable against the Parent Guarantor in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity.

          (e) Financial Information. The consolidated balance sheet of the Parent Guarantor and its Subsidiaries as of December 31, 2005 and the related consolidated statements of operations and cash flows for the fiscal year then ended, reported on by Ernst &
     Young LLP and set forth in the Parent Guarantor's report on Form 10-K for the year ended December 31, 2005, a copy of which has been delivered to each of the Lenders, fairly present, in conformity with generally accepted accounting principles, the consolidated financial position of the Parent Guarantor and its Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year.

          (f) Perfection, Etc. All filings and other actions necessary or desirable to perfect (to the extent set forth in the Pledge
     Agreement) and protect the security interest in the AMR
     Collateral created under the Collateral Documents have been duly made or taken and are in full force and effect, and the Collateral Documents create in favor of the Agent for the benefit of the Secured Parties a valid and, together with such filings and other actions, perfected security interest in such AMR
     Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken. The
     Parent Guarantor is the legal and beneficial owners of the AMR Collateral free and clear of any Lien, except for the liens and security interests created or permitted under the Financing
     Documents.


                            ARTICLE V

                  COVENANTS OF THE LOAN PARTIES

          SECTION 5.01. Affirmative Covenants.   So  long  as  any
principal, interest and premiums related to any Advances and any fees hereunder shall remain unpaid or any Lender shall have any Commitment
hereunder,  the Borrower,   and   as   to   Sections   5.01(a)(iv),
5.01(a)(v), 5.01(a)(vi),  5.01(a)(ix), 5.01(a)(x),  5.01(a)(xvi), 5.01(b)(i)
and 5.01(h) the Parent Guarantor, will:

          (a) Information. Deliver to the Agent for distribution to the
Lenders:

          (i) as soon as available and in any event within 90 days (or such longer period as is permitted for the filing of an equivalent periodic report to the extent an extension thereof has been obtained under Rule 12b-25 of the General Rules and Regulations under the Securities Exchange Act of 1934, or any successor rules) after the end of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such fiscal year and the related consolidated statements of operations and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in the form filed with the Securities and Exchange Commission accompanied by an opinion of Ernst & Young LLP or other independent public accountants of nationally recognized standing;

         (ii) as soon as available and in any event within 45 days (or such longer period as is permitted for the filing of an equivalent periodic report to the extent an extension thereof has been obtained under Rule 12b-25 of the General Rules and Regulations under the Securities Exchange Act of 1934, or any successor rules) after the end of each of the first three quarters of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such quarter and the related consolidated statements of operations and cash flows for such quarter and for the portion of the Borrower's fiscal year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Borrower's previous fiscal year, all in the form filed with the Securities and Exchange Commission and certified (subject to normal year-end adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by the chief financial officer or the chief accounting officer or the treasurer of the Borrower;

         (iii) within 90 days after the end of each fiscal year of the Borrower and within 45 days after the end of each of the first three quarters of each fiscal year of the Borrower (or, in each case, such longer period as is permitted for the filing of an equivalent underlying periodic report to the extent an extension thereof has been obtained under Rule 12b-25 of the General Rules and Regulations under the Securities Exchange Act of 1934, or any successor rules), a certificate of the chief financial officer or the chief accounting officer or the treasurer of the Borrower, in substantially the form of Exhibit D-1 attached hereto, (A) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Section 5.03(a) on the date of the financial statements most recently delivered pursuant to clause (i) or (ii) above, as applicable, (B) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto and
     (C) as to such Collateral matters as provided for on Exhibit D-1 attached hereto, provided that in the event of any change in GAAP used in the preparation of such financial statements, the Borrower shall also provide, if necessary for the determination of compliance with Section 5.03(a), a statement of reconciliation conforming such financial statements to GAAP; provided, however, that any such certificate delivered for the Fiscal Year ended December 31, 2005 shall demonstrate compliance with the requirements of Section 5.03(a) of the Existing Credit Agreement;

         (iv) as soon as available and in any event within 90 days (or such longer period as is permitted for the filing of an equivalent periodic report to the extent an extension thereof has been obtained under Rule 12b-25 of the General Rules and Regulations under the Securities Exchange Act of 1934, or any successor rules) after the end of each fiscal year of the Parent Guarantor, a consolidated balance sheet of the Parent Guarantor and its Subsidiaries as of the end of such fiscal year and the related consolidated statements of operations and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in the form filed with the Securities and Exchange Commission accompanied by an opinion of Ernst & Young LLP or other independent public accountants of nationally recognized standing;

         (v) as soon as available and in any event within 45 days (or such longer period as is permitted for the filing of an equivalent periodic report to the extent an extension thereof has been obtained under Rule 12b-25 of the General Rules and Regulations under the Securities Exchange Act of 1934, or any successor rules) after the end of each of the first three quarters of each fiscal year of the Parent Guarantor, a consolidated balance sheet of the Parent Guarantor and its Subsidiaries as of the end of such quarter and the related consolidated statements of operations and cash flows for such quarter and for the portion of the Parent Guarantor's fiscal year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Parent Guarantor's previous fiscal year, all in the form filed with the Securities and Exchange Commission and certified (subject to normal year-end adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by the chief financial officer or the chief accounting officer or the treasurer of the Parent Guarantor;

         (vi) within 90 days after the end of each fiscal year of the Parent Guarantor and within 45 days after the end of each of the first three quarters of each fiscal year of the Parent Guarantor (or, in each case, such longer period as is permitted for the filing of an equivalent underlying periodic report to the extent an extension thereof has been obtained under Rule 12b-25 of the General Rules and Regulations under the Securities Exchange Act of 1934, or any successor rules), a certificate of the chief financial officer, the chief accounting officer, the chief executive officer or the treasurer of the Parent Guarantor, in substantially the form of Exhibit D-2 hereto, (A) setting forth in reasonable detail the calculations required to establish whether the Parent Guarantor was in compliance with the requirements of Section 5.03(b) on the date of the financial statements most recently delivered pursuant to clause (iv) or (v) above, as applicable, and (B) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Parent Guarantor is taking or proposes to take with respect thereto, provided that in the event of any change in GAAP used in the preparation of such financial statements, the Parent Guarantor shall also provide, if necessary for the determination of compliance with Section 5.03(b), a statement of reconciliation conforming such financial statements to GAAP; provided, however, that any such certificate delivered for the Fiscal Year ended December 31, 2005 shall demonstrate compliance with the requirements of Section 5.03(b) of the Existing Credit Agreement;

         (vii) within five Business Days after any Responsible Officer obtains knowledge of any Default that is not reasonably likely to be cured within the applicable grace period or of any Event of Default, if such event or condition is then continuing, a certificate of the chief financial officer or the chief accounting officer or the treasurer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

         (viii) promptly after any Responsible Officer of the Borrower obtains knowledge thereof, notice of all material actions, suits, investigations, litigation and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Borrower or any of its Material Subsidiaries of the type described in
     Section 4.01(f);

         (ix) promptly upon the mailing thereof to the shareholders of the Borrower or the Parent Guarantor generally, copies of all financial statements, reports and proxy statements so mailed;

         (x) promptly after the furnishing thereof, copies of any notice of default furnished to any holder of Debt securities or lenders under any bank facility of the Parent Guarantor, the Borrower or any of the Borrower's Material Subsidiaries in a principal amount of over $40,000,000.

         (xi) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms
     10-K, 10-Q and 8-K (or their equivalents) which the Borrower or the Parent Guarantor shall have filed with the Securities and Exchange Commission;

         (xii) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, promptly, but in no event later than 30 days after the occurrence of such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, promptly upon receipt of such notice, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer, any Plan, promptly upon receipt of such notice, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code, promptly upon the filing of such application, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, promptly on giving such notice, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, promptly upon the giving of such notice, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, promptly upon the occurrence of such failure, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth details as to such occurrence and action, if any, which the Borrower or applicable member of the ERISA Group is required or proposes to take;

         (xiii) promptly after any Responsible Officer of the Borrower obtains knowledge thereof, notice of any Environmental Action against or of any noncompliance by the Borrower or any of its Material Subsidiaries with any Environmental Law or Environmental Permit that could reasonably be expected to have a Material Adverse Effect;

         (xiv) promptly after any Responsible Officer of the Borrower obtains knowledge thereof, notice of any taxes, assessments and governmental charges or liens imposed upon the Borrower or any of its Material Subsidiaries or any of their properties, or any action, suit, investigation or proceeding in respect thereof, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

         (xv) promptly after any Responsible Officer of the Borrower obtains knowledge thereof, any announcement by Moody's or S&P of any change in the Senior Secured Debt Rating; and

         (xvi) from time to time such additional historical information regarding the financial position or business of the Parent Guarantor, the Borrower and the Borrower's Material Subsidiaries as the Agent, at the request of any Lender, may reasonably request; provided that requests for non-public information shall be limited to items of significant importance to the requesting Lender's credit monitoring process and that any Lender receiving non-public materials furnished pursuant to this clause shall be deemed Confidential Information for purposes of this Agreement.


         Reports  required to be delivered pursuant  to  clauses
(i), (ii), (iv), (v) and (xi) above shall be deemed to have been delivered on the date on which such report is posted on the SEC's website at www.sec.gov, and such posting shall be deemed to satisfy the reporting requirements of clauses (i),
(ii), (iv), (v) and (xi) above; provided that the Borrower or the Parent Guarantor, as the case may be, shall deliver copies of the reports referred to in clauses (i), (ii),
(iv), (v) and (xi) above to the Agent for distribution to any Lender in accordance with Section 9.02(b) (it being understood that to the extent Section 9.02(b) shall not be applicable, paper copies of such reports shall be delivered to the Agent for distribution to any Lender who requests such paper copies until written notice to cease delivering paper copies is given by the Agent or such Lender); provided further that in every instance the Borrower or the Parent Guarantor, as the case may be, shall provide paper copies of the items described in clauses (iii), (vi), (vii), (viii),
(ix), (x), (xii), (xiii), (xiv), (xv) and (xvi) above to the
Agent.

         (b) Maintenance of Existence. (i)Preserve, renew and keep in full force and effect its corporate existence and (ii) maintain, and cause each of its Material Subsidiaries to maintain, permits, rights, privileges, licenses, franchises and approvals, except where the failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; provided that nothing in this Section 5.01(b) shall prohibit consolidations, mergers or sales of assets which comply with Section 5.02(b).

         (c) Compliance with Laws. Comply, and cause each of its Material Subsidiaries to comply, in all material respects, with all applicable laws (including, without limitation, ERISA and Environmental Laws), rules, regulations and orders which are of material importance to the conduct of the business, or the ownership of the property, of the Borrower and its Material Subsidiaries, except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

         (d) Insurance. Maintain, and cause each of its Material Subsidiaries to maintain, insurance (including but not limited to liability insurance) with responsible and reputable insurers in such amounts and covering such risks as is usually carried by companies engaged in a similar business and owning similar properties and such other insurance as is required by law (including, without limitation, war risk and terrorism insurance on all its property and the property of its Material Subsidiaries in an amount that is no less than the maximum amount available to the Borrower and the Parent Guarantor from the DOT under the Federal Aviation Insurance Program, as amended by the Air Transportation Stabilization Act and Regulations and further amended by the Homeland Security Act of 2002, and as further amended by the Vision-100 Century of Aviation Reauthorization Act, and as extended by Congress in November 2004).

         (e) Use of Proceeds. Use the proceeds of the Advances solely for the purposes set forth in Section 2.15.

         (f) Payment of Taxes, Etc. Pay and discharge, and cause each of its Material Subsidiaries to pay and discharge, before the same shall become delinquent, (i) all taxes, governmental assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims in respect of taxes, governmental assessments, governmental charges and levies that, if unpaid, might by law become a Lien upon its property;
     provided, however, that neither the Borrower nor any of its Material Subsidiaries shall be required to pay or discharge any such tax, assessment, charge, levy or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors and any such Liens shall attach and become enforceable in respect of any such taxes, assessments, charges, levies and claims, which either individually or in the aggregate exceed $25,000,000.

         (g) Inspection of Aircraft. Permit the Agent or any of the Lenders, or any agent or representative thereof, to exercise its inspection rights in accordance with Section 5.03 of the Aircraft Security Agreement.

         (h) Keeping of Books. Keep, and cause each of its Material Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower and each such Subsidiary in accordance with generally accepted accounting principles in effect from time to time.

         (i) Maintenance of Equipment. Maintain, and cause each of its Material Subsidiaries to maintain, substantially all of its equipment (except surplus or obsolete equipment) in good operating order, except where the failure to keep such equipment in good operating order would not have a material adverse effect on the financial conditions or results of operations of the Borrower.

         (j) Transactions with Affiliates. Conduct all transactions with any of its Affiliates on terms that are fair and reasonable and no less favorable to the Borrower than it would obtain in a comparable arm's-length transaction with a Person not an Affiliate. The following transactions shall be deemed to comply with this Section 5.01(j): (i) any Existing Capacity Agreement
     (or any amendments, renewals or replacements thereof to the extent that any such Existing Capacity Agreement, as so amended, renewed or replaced, shall be on terms (A) approved by the Borrower's management upon a good faith determination that such amendments, renewals or replacements are consistent with industry norms at the time made, (B) that are reasonably consistent with past practice and that, taken as a whole, are not materially less favorable to the Borrower than such Existing Capacity Agreement, or (C) that, taken as a whole together with other benefits received at the time from the other party thereto, are not materially less favorable to the Borrower than such Existing
     Capacity Agreement); (ii) any transaction or arrangement (other than Existing Capacity Agreements or any amendments, renewals or replacements thereof) between or among any of the Parent
     Guarantor and any of its direct or indirect subsidiaries
     (including, without limitation, payment of dividends, guarantees and making of inter-company loans); (iii) the entering into, making payments pursuant to and otherwise performing indemnification and contribution obligations in favor of any Person who is or becomes a director, officer, agent or employee of the Parent Guarantor or any of its direct or indirect subsidiaries, in respect of liabilities (A) arising out of the fact that any indemnitee was or is a director, officer, agent or employee of the Parent Guarantor or any of its direct or indirect subsidiaries, or is or was serving at the request of any such corporation, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or enterprise or
     (B) to the fullest extent permitted by applicable law, arising out of any breach or alleged breach by such indemnitee of his or her fiduciary duty as a director or officer of the Parent
     Guarantor or any of its direct or indirect subsidiaries; (iv) the Borrower and its Subsidiaries may enter into, and may make payments under, employment agreements, employee benefits plans, stock option plans, indemnification provisions and other similar compensatory arrangements with officers, employees and directors of the Parent Guarantor and its direct or indirect subsidiaries in the ordinary course of business; (v) performance by the

     Borrower or any of its Subsidiaries under any customary or commercially reasonable tax sharing agreements or arrangements;
    (vi) ordinary course transactions approved by the Board of Directors of Borrower or by Borrower's management that are reasonably consistent with past practice and reasonable modifications or extensions thereof; (vii) transactions with or involving any special purpose entities, variable interest entities and other similar entities formed in connection with any bona fide financing transaction on terms necessary or appropriate or customary for the relevant type of transaction (such entities, "Financing Vehicles") and (viii) any transaction as to which the Borrower has obtained an opinion from a financial advisor or appraiser that the transaction is fair to the Borrower from a financial point of view.

         (k) Performance of Material Contracts. Perform and observe all the terms and provisions of each Material Contract to be performed or observed by it, except, in any case, where the failure to do so, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.
     (l) Pari Passu. Ensure that all claims of the Lenders or the Agent against the Borrower will be at all times at least pari passu to the claims of other unsecured creditors of the Borrower (except to the extent provided under bankruptcy, insolvency and other similar laws of general applications relating to or affecting the enforcement of creditors' rights).

         (m) Appraisals. (i) Cause the Appraiser to conduct an appraisal of the then current Aircraft Value of the Aircraft and to deliver an Appraisal Report in respect thereof to the Lenders and the Borrower (x) by no later than 45 days prior to each 6-month anniversary of the Effective Date (it being understood that such appraisal shall not have been conducted earlier than 90 days prior to such 6-month anniversary) or (y) promptly at the request of the Agent, upon the occurrence or continuation of an Event of Default (but not more frequently than every 90 days following the occurrence and during the continuance of any Event of Default);
     and (ii) cause the Appraiser to conduct an appraisal of the then current fair market value of the Narita Collateral and to deliver an Appraisal Report in respect thereof to the Lenders, (x) by no later than 45 days prior to each 12-month anniversary of the Effective Date (it being understood that such appraisal shall not have been conducted earlier than 90 days prior to such 12-month anniversary) or (y) promptly at the request of the Agent, upon the occurrence or continuation of an Event of Default (but not more frequently than every 90 days following the occurrence and during the continuance of any Event of Default).

         (n)  Security.

               (i) Collateral Coverage. Cause, subject to the provisions set forth in this Section 5.01(n), the Aggregate Collateral Value, as determined pursuant to the Appraisal Report most recently delivered to the Lenders pursuant to Section 5.01(m)(i), to be equal to or greater than the Required Collateral Amount.

               (ii) Delivery of Additional Aircraft Collateral. If the Aggregate Collateral Value determined in accordance with the Appraisal Report most recently delivered to the Lenders and the

          Borrower pursuant to Section 5.01(m)(i) is less than the Required Collateral Amount, the Borrower shall, within 45 days of the delivery to it of such Appraisal Report pursuant to Section 5.01(m)(i), (A) designate by a supplement to Schedule 1 to the Aircraft Security Agreement delivered to each Lender additional Unencumbered Stage 3 Aircraft with an Aircraft Value (as determined by the Appraiser in an Appraisal Report with respect thereto delivered prior to the required time of delivery of such supplement), and/or deposit cash and/or Permitted Investments into the Cash Collateral Account, such that, after giving effect to such supplement and/or such deposit, the Aggregate Collateral Value is not less than the Required Collateral Amount and (B) if additional Unencumbered Stage 3 Aircraft are being pledged, (i) execute and deliver to the Agent the Security Agreement Supplements with respect to all Aircraft then being pledged and assigned and (ii) within 10 days after receiving the executed Security Agreement Supplement back from the Agent, take all action necessary or desirable to cause the Liens created thereby to be perfected and protected against all creditors and transferees of the Borrower under applicable law (including without limitation the applicable rules and regulations promulgated under the Federal Aviation Act) subject to no prior Liens (other than Permitted Liens) (such perfected and protected interest, the "Security Arrangements") and furnish Security Opinions with respect to all of such Aircraft and any other collateral. If the Borrower fails to make any such Security Arrangements within the 45-day period set forth above, the Borrower shall prepay any Advances and, to the extent such Advances are Revolving Credit Advances, reduce any corresponding Revolving Credit Commitments in accordance with the terms hereof, so that, after giving effect to such prepayment of Advances, the Aggregate Collateral Value determined in accordance with the Appraisal Report most recently delivered to the Lenders pursuant to Section 5.01(m)(i), shall be equal to or greater than the Required Collateral Amount.

               (iii) Substitution and Release of Aircraft Collateral. (A) The Borrower may, at any time and from time to time, provided no Default under Section 6.01(a) or Section 6.01(f) and no Event of Default shall have occurred and be continuing, substitute (x) one or more Replacement Aircraft or Replacement Engines for one or more Aircraft or Engines, respectively, designated by the Borrower, (y) one or more Replacement Aircraft or Replacement Engines for cash and/or Permitted Investments or (z) cash and/or Permitted Investments for one or more Aircraft or Engines designated by the Borrower. In the event that the Borrower desires to effect any such substitution, the Borrower shall deliver an amendment to Schedule 1 to the Aircraft Security Agreement to all of the Lenders designating any Replacement Aircraft or Replacement Engine to be added to such Schedule, specifying any Aircraft or Engine to be removed from such Schedule and specifying the amount of any cash and/or Permitted Investments to be added to, or cash and/or Permitted Investments to be removed from, the Cash Collateral Account; provided that
          (I) such amendment is accompanied by (A) an Appraisal Report of the Appraiser as to the Aircraft Value of the Replacement Aircraft or Replacement Engines, as the case may be, to be delivered in substitution and (B) an executed Security Agreement

          Supplement with respect to any such Replacement Aircraft or Replacement Engine, and evidence satisfactory to the Agent that such Replacement Aircraft or Replacement Engine has been made subject to the Security Arrangements together with Security Opinions with respect to such Replacement Aircraft or Replacement Engine or, if the collateral delivered in substitution is cash and/or Permitted Investments, deposit of such cash and/or Permitted Investments with the applicable Cash Collateral Value in the Cash Collateral Account and (II) the Aircraft Value of the Replacement Aircraft or Replacement Engine, as the case may be, to be delivered in substitution (as set forth in the Appraisal Report delivered at such time), together with the Cash Collateral Value of any cash and/or Permitted Investments deposited in the Cash Collateral Account, equals or exceeds the Aircraft Value or Cash Collateral Value, as the case may be, of the Aircraft, Engines or cash and/or Permitted Investments being replaced.

               (B) At any time when the Aggregate Collateral Value, determined in accordance with the Appraisal Report most recently delivered to the Lenders pursuant to Section 5.01(m)(i) exceeds the Required Collateral Amount, provided that no Default under
          Section 6.01(a) or Section 6.01(f) and no Event of Default shall then have occurred and be continuing, the Borrower may deliver notice to the Agent (which shall promptly send copies thereof to each Lender) removing any Aircraft or Engine from Schedule 1 to the Aircraft Security Agreement and requesting the release of Aircraft, Engines or cash and/or Permitted Investments from the Lien of the Aircraft Security Agreement, provided that the Aggregate Collateral Value after giving effect to such removal or release shall not be less than the Required Collateral Amount.
          Such notice shall identify the Aircraft, Engines or cash and/or Permitted Investments in the Cash Collateral Account to be released.

               (iv) Upon compliance with the foregoing provisions the Agent shall, if the Security Arrangements have been effected, release the item of collateral being replaced or released and any related Warranty Rights (as defined in the Aircraft Security Agreement) in accordance with the provisions of the Aircraft Security Agreement.

                (v) Event of Loss. (A) Upon the occurrence of an Event of Loss with respect to any Airframe, the Borrower shall forthwith give the Agent notice of such Event of Loss and, within 45 days thereafter: (x) designate by a supplement to Schedule 1 to the Aircraft Security Agreement delivered to each Lender a Replacement Airframe (together with the same number of Replacement Engines as the Engines relating to such Airframe at the time such Event of Loss occurred unless such Engines did not suffer such Event of Loss and are suitable for use on such Replacement Airframe), such Replacement Airframe and Replacement Engines (if any) to be free and clear of all Liens (other than Permitted Liens) and/or (y) deposit cash and/or Permitted
          Investments in the Cash Collateral Account in replacement for any Aircraft of which such Airframe was a part, in each case accompanied by (A) an Appraisal Report of the Appraiser as to the

          Aircraft Value of the Replacement Airframe and Replacement Engines (if any) delivered in replacement, such value, together with the Cash Collateral Value of any cash and/or Permitted Investments deposited in the Cash Collateral Account pursuant to clause (y) above, to be at least equal to the Aircraft Value of the Airframe and Engines, if any, so replaced and (B) an executed Security Agreement Supplement with respect to such Replacement Airframe and Replacement Engines (if any), and evidence satisfactory to the Agent that any such Replacement Airframes and/or Replacement Engines have been made subject to the Security Arrangements together with Security Opinions with respect to any such Replacement Aircraft or Replacement Engines.

               (B) Upon the occurrence of an Event of Loss with respect to an Engine under circumstances in which there has not occurred an Event of Loss with respect to any Airframe, the Borrower shall forthwith give the Agent notice of such Event of Loss and, within 45 days thereafter: (x) designate by a supplement to Schedule 1 to the Aircraft Security Agreement delivered to each Lender a Replacement Engine, such Replacement Engine to be free and clear of all Liens (other than Permitted Liens) and to have an Aircraft Value (as set forth in an Appraisal Report of the Appraiser delivered to the Lenders at such time) at least equal to the Aircraft Value of the Engine so replaced and (y) deliver a Security Agreement Supplement with respect to such Replacement Engine, and otherwise cause such Replacement Engine to become subject to the Security Arrangements and Security Opinions to be delivered with respect thereto.

               (C) Upon compliance with the foregoing provisions, the Agent shall release the item of collateral being replaced and any related Warranty Rights (as defined in the Aircraft Security Agreement) in accordance with the provisions of the Aircraft Security Agreement.

               (vi) Costs of Compliance. The Borrower shall bear all costs and expenses of compliance with Section 5.01(m) and this Section
          5.01(n).

          (o) Further Assurances. Promptly upon request by the Agent, or any Lender through the Agent, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, conveyances, pledge agreements, assignments, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as the Agent, or any Lender through the Agent, may reasonably require from time to time in order to (A) to the fullest extent permitted by applicable law , subject any Loan Party's Collateral to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (B) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (C) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted (including, without limitation, in respect of the exercise of any remedies under the Collateral Documents) to the Secured Parties under any Financing Document or under any other instrument executed in connection with any Financing Document to which any Loan Party is or is to be a party, and cause each of its Material Subsidiaries to do so.

          (p) FAA and DOT Matters; Citizenship. (i) Maintain at all times its status at the DOT as an "air carrier" within the meaning of
     Section 40102(a)(2) of Title 49, and hold a certificate under
     Section 41102(a)(1) of Title 49; (ii) at all times hereunder be a United States Citizen; (iii) maintain at all times its status at the FAA as an air carrier and hold an air carrier operating certificate and other operating authorizations issued by the FAA pursuant to 14 C.F.R. Sections 119 and 121 as currently in effect or as may be amended or recodified from time to time; and (iv) possess and maintain all necessary certificates, exemptions, franchises, licenses, permits, designations, rights, concessions, authorizations, frequencies and consents which are material to the operation of the Slots, the Narita Routes and the Narita
     Slots flown by it and the conduct of its business and operations as currently conducted except in any case described in this clause (iv), where the failure to do so, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect (provided that nothing in this clause
    (iv) shall prohibit transactions that otherwise comply with the terms of the Collateral Documents).


          SECTION 5.02. Negative Covenants. So long as any principal, interest and premiums related to any Advances and any fees hereunder shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrower will not, at any time:

          (a) Liens, Etc. Create, incur or assume any Lien or suffer to exist (for a period of 30 days after obtaining knowledge thereof) any Lien on or with respect to any AA Collateral whether now owned or hereafter acquired, or suffer to exist (for a period of 30 days after obtaining knowledge thereof) or file, under the Uniform Commercial Code of any jurisdiction, a financing statement that names the Borrower as debtor in respect of any AA Collateral, or suffer to exist (for a period of 30 days after obtaining knowledge thereof) or sign, any security agreement authorizing any secured party thereunder to file such financing statement, except:

               (i)  Liens created under the Financing Documents; and

               (ii) Permitted Liens.

          (b) Consolidation, Merger, Sale of Assets, Etc. Consolidate with or merge with or into any Person, or convey, transfer or lease substantially all of its assets as an entirety to any Person, unless the following conditions are satisfied:

               (i) except in the case of a merger in which the Borrower is the surviving corporation, the entity formed by such consolidation or into which the Borrower is merged, or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Borrower as an entirety, shall be a corporation organized and existing under the laws of the United States of America or any State thereof or the District of Columbia, shall be a United
          States Citizen, and shall execute and deliver to the Agent, an agreement, in form and substance satisfactory to the Agent, containing an assumption by such successor corporation of the due and punctual performance and observance of each obligation, covenant and condition of the Borrower under the Financing
          Documents;

               (ii) immediately after and after giving effect to such transaction, no Default shall have occurred and be continuing, and the Net Worth of the corporation formed by such consolidation or into which the Borrower is merged, or of the Person that acquired by conveyance, transfer or lease substantially all of the assets of the Borrower as an entirety, shall not be less than 75% of the Net Worth of the Borrower prior to such consolidation, merger, conveyance, transfer or lease; and

               (iii) except in the case of the merger in which the Borrower is the surviving corporation, the Borrower shall have delivered to the Agent a certificate signed by the President, a Senior Vice President or a Vice President of the Borrower, and an opinion of counsel (which may be the Borrower's General Counsel), each stating that such consolidation, merger, conveyance, transfer or lease and such assumption agreement comply with this Section, and that all conditions precedent herein provided for relating to such transaction have been complied with; provided, however, that any such opinion of counsel need not opine as to the matters set forth in clause (ii) of this Section.


Upon any consolidation or merger, or any conveyance, transfer or lease of substantially all of the assets of the Borrower as an entirety in accordance with this Section, the successor corporation formed by such consolidation or into which the Borrower is merged, or to which such conveyance, transfer or lease is made, shall succeed to, and be substituted for, and may exercise every right and power of, the Borrower under the Financing Documents with the same effect as if such successor corporation had been named as the Borrower herein. No such conveyance, transfer or lease of substantially all of the assets of the Borrower as an entirety shall have the effect of releasing the Borrower or any successor corporation that shall theretofore have become such in the manner prescribed in this Section from its liability hereunder.

          (c) Sales, Etc., of AA Collateral. Sell, lease, transfer or otherwise dispose of, any AA Collateral, or grant any option or other right to purchase, lease or otherwise acquire any AA
     Collateral, except:

               (i) (x) a sale of any AA Collateral (other than the Narita Collateral) and (y) any other transfer or disposition (including any transfer of possession, asset swaps, exchanges, interchanges or pooling of assets) or lease of the AA Collateral to the extent permitted by the Collateral Documents and Section 5.01(n) hereof, provided that, in any case, before and after giving effect to any such sale, lease, transfer or other disposition (A) no Event of Default shall have occurred and be continuing, (B) in the case of subclause (x) above, the Aggregate Collateral Value determined in accordance with the Appraisal Report most recently delivered pursuant to Section 5.01(m)(i) shall be equal to or greater than the Required Collateral Amount and (C) the Borrower shall be in compliance with the provisions of Section 5.01(n)(ii);

               (ii) in a transaction authorized by Section 5.02(b); and

               (iii) as otherwise consented to by the Agent (such consent not to be unreasonably withheld).

          (d) Accounting Changes. Make or permit, or permit any of its Material Subsidiaries to make or permit, any change in (i) accounting policies or reporting practices, except as required or permitted by generally accepted accounting principles, or (ii) Fiscal Year.

          (e) Partnerships, Etc. Become a general partner in any limited partnership, or permit any of its Material Subsidiaries to do so, except (i) to the extent the Borrower or any of such Subsidiaries shall have become a general partner in any such limited partnership prior to the Effective Date or (ii) through a special purpose entity.

          (f) Payment Restrictions Affecting Subsidiaries. Directly or indirectly, enter into or suffer to exist, or permit any of its Material Subsidiaries to enter into or suffer to exist, any agreement or arrangement limiting the ability of any of its Material Subsidiaries (other than any Financing Vehicles) to declare or pay dividends or other distributions in respect of its Equity Interests or repay or prepay any Debt owed to, make loans or advances to, or otherwise transfer assets to or invest in, the Borrower or any Material Subsidiary of the Borrower (whether through a covenant restricting dividends, loans, asset transfers or investments, a financial covenant or otherwise), except (i) the Financing Documents, (ii) any agreement in effect at the time such Material Subsidiary becomes a Subsidiary of the Borrower, so long as such agreement was not entered into solely in contemplation of such Person becoming a Subsidiary of the Borrower, (iii) applicable law (including regulatory requirements), (iv) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or a Material Subsidiary of the Borrower, (v) customary provisions restricting assignment of any licensing agreement entered into by the Borrower or a Material Subsidiary of the Borrower in the ordinary course of business, (vi) customary provisions restricting the transfer of assets (A) subject to Liens or (B) pending disposition, (vii) provisions in charters, bylaws, stockholders agreements, partnership agreements, joint venture agreements, limited liability company agreements and other similar agreements and (viii) provisions in financing agreements customary for transactions of a similar nature with counterparties that are similarly situated with the applicable Material Subsidiary and constitute a similar credit.


          SECTION 5.03. Financial Covenants.   (a)  Liquidity.
So long as any principal, interest and premiums related to any Advances and any fees hereunder shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrower will maintain at all times, for the periods indicated below, an amount of liquidity consisting of (i) unencumbered cash, (ii) unencumbered Short Term Investments and (iii) amounts available for drawing under committed revolving credit facilities which have a final maturity of at least 12 months after the date of determination, of not less than $1.25 billion:

          (b) Cash Flow Coverage. So long as any principal, interest and premiums related to any Advances and any fees hereunder shall remain unpaid or any Lender shall have any Commitment hereunder, the Parent Guarantor will maintain, for each period indicated below, a Cash Flow Coverage Ratio for any period of four consecutive fiscal quarters of the Parent Guarantor most recently ended, of not less than the amount specified below for such period:

         Period Ending                Cash Flow
                                      Coverage
                                        Ratio
         March 31, 2006               1.00:1.00
         June 30, 2006                1.00:1.00
         September 30, 2006           1.10:1.00
         December 31, 2006            1.20:1.00
         March 31, 2007               1.30:1.00
         June 30, 2007                1.30:1.00
         September 30, 2007           1.35:1.00
         December 31, 2007            1.40:1.00
         March 31, 2008               1.40:1.00
         June 30, 2008                1.40:1.00
         September 30, 2008           1.40:1.00
         December 31, 2008            1.40:1.00
         March 31, 2009               1.40:1.00
         June 30, 2009 (and each      1.50:1.00
         fiscal quarter thereafter)


                           ARTICLE VI

                        EVENTS OF DEFAULT

          SECTION 6.01. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

          (a) (i) the Borrower shall fail to pay any principal of any Advance within one Business Day after the same becomes due and payable or (ii) the Borrower shall fail to pay any interest on any Advance, or any Loan Party shall fail to make any other payment under any Financing Document, in each case under this clause (ii) within five Business Days after the same shall become due and payable; or

          (b) any representation or warranty made or deemed made herein by any Loan Party or under or in connection with any Financing
     Document, shall prove to have been false or misleading as of the time made or deemed made or furnished in any material respect; or

          (c) the Borrower shall default in the performance of any covenant contained in Section 2.15, 5.01(a)(i), 5.01(a)(ii),

     5.01(a)(iii), 5.01(a)(iv), 5.01(a)(v), 5.01(a)(vi), 5.01(a)(vii),
     5.01(b)(i), 5.01(m), 5.01(n), 5.02(a), 5.02(b), 5.02(c) or 5.03;
     provided that no failure to deliver Appraisal Reports pursuant to
     Section 5.01(m) shall constitute an Event of Default hereunder for a period of 5 Business Days after the same shall become due if the Appraiser in respect of such Appraisal Reports ceases or is unable prior to such time to provide such Appraisal Reports; or

         (d) any Loan Party shall fail to perform or observe any other term, covenant or agreement contained in any Financing Document
    (other than as specified elsewhere in this Section 6.01) on its part to be performed or observed if such failure shall remain unremedied for 30 days after the earlier of the date on which (i) any Responsible Officer of a Loan Party becomes aware of such failure or (ii) written notice thereof shall have been given to the Borrower by the Agent or any Lender; or

         (e) the Borrower or any of its Subsidiaries or the Parent Guarantor shall fail to pay any principal of, premium or interest on any Debt of the Borrower, such Subsidiary or the Parent Guarantor (as the case may be) that is outstanding in a principal amount (or, in the case of any Hedge Agreement, an Agreement Value) of at least $40,000,000 either individually or in the aggregate for all of the Borrower, such Subsidiaries and the Parent Guarantor (but excluding Debt outstanding hereunder), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or by virtue of (i) non-compliance by the Borrower, any of its Subsidiaries or the Parent Guarantor with any of its obligations under documents, agreements or instruments in respect of such Debt or (ii) the occurrence of a change of control (or similar event) in respect of the Borrower or the Parent Guarantor, any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt or otherwise to cause, or to permit the holder thereof to cause, such Debt to mature; or by virtue of (i) non-compliance by the Borrower, any of its Subsidiaries or the Parent Guarantor with any of its obligations under documents, agreements or instruments in respect of such Debt or (ii) the occurrence of a change of control (or similar event) in respect of the Borrower or the Parent Guarantor, any such Debt shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

         (f) the Borrower or any of its Material Subsidiaries or the Parent Guarantor shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any of its Material Subsidiaries or the Parent Guarantor seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of 30 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or the Borrower or any of its Material Subsidiaries or the Parent Guarantor shall take any corporate action to authorize any of the actions set forth above in this subsection (f); or

         (g) a judgment or order for the payment of money in excess of $25,000,000 shall be rendered against the Borrower, any of its Subsidiaries or the Parent Guarantor and such judgment or order shall continue unsatisfied and unstayed for a period of 30 days;
    or

         (h)  any Financing Document after delivery thereof pursuant to
    Section 3.01 or 5.01(n) shall for any reason cease to be valid and binding on or enforceable in any material respect against any Loan Party party to it, or any such Loan Party shall so state in writing; or

         (i) any Collateral Document or financing statement after delivery thereof pursuant to Section 3.01 or 5.01(n) shall for any reason (other than (x) pursuant to the terms thereof or (y) as a result of any action or failure to act by the Agent in respect of such Collateral Document or financing statement) cease to create a valid and perfected first priority lien on and security interest in the Collateral purported to be covered thereby (subject only to Permitted Liens); or

         (j)  a Change of Control shall occur; or

         (k) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $25,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer, any Material Plan; or a condition shall exist under Section 4042(a)(1), (2) or (3) of ERISA (but not
    Section 4042(a)(4) of ERISA) by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of
    Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $25,000,000; or

         (l) the Borrower shall fail to carry and maintain insurance on or with respect to the Aircraft in accordance with the provisions of Section 5.06 of the Aircraft Security Agreement; provided that, in the case of insurance with respect to which cancellation, change or lapse for nonpayment of premium shall not be effective as to the Agent or any Lender for 30 days (seven days, or such other period as may from time to time be customarily obtainable in the industry, in the case of any war risk and allied perils coverage) after receipt of notice by the Agent or such Lender of such cancellation, change or lapse, no such failure to carry and maintain insurance shall constitute an Event of Default until the earlier of (i) the date such failure shall have continued unremedied for a period of 20 days (five days in the case of any war risk and allied perils coverage) after receipt by the Agent or such Lender of the notice of cancellation, change or lapse referred to in such Section 5.06, or (ii) the date on which such insurance is not in effect as to the Agent or any Lender; or

         (m) any Loan Party shall operate any Aircraft at a time when public liability insurance required by Section 5.06(a) of the Aircraft Security Agreement shall not be in effect; or

         (n) the Borrower shall fail to perform any term, covenant or agreement contained in (x) Article V of the Aircraft Security Agreement (other than Sections 5.02(b), 5.03, 5.05(a), 5.05(b), 5.06(a), 5.06(b), 5.06(c), 5.06(d) and 5.08 thereof), (y) Article
    IX of the Aircraft Security Agreement or (z) the SGR Security Agreement (other than Section 12 thereof) if such failure shall remain unremedied for 30 days after the earlier of the date on which (i) any Responsible Officer of the Borrower becomes aware of such failure or (ii) written notice thereof shall have been given to the Borrower by the Agent or any Lender; provided that if such failure is capable of being remedied, no such failure shall constitute an Event of Default hereunder for a period of 90 days after the earlier of any Responsible Officer becoming aware of any such failure or such written notice so long as the Borrower is diligently proceeding to remedy such failure;


then, and in any such event, the Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, terminate the Commitments, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Advances, all interest thereon and all other amounts payable under this Agreement and the other Financing Documents to be forthwith due and payable, whereupon the Advances, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that, in the event of an actual or deemed entry of an order for relief with respect to the Borrower under the Federal Bankruptcy Code, (A) the Commitments shall automatically be terminated and (B) the Advances, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

                           ARTICLE VII

                         PARENT GUARANTY

         SECTION 7.01. Guaranty.  (a)  The  Parent  Guarantor
hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of the Borrower now or hereafter existing  under or  in  respect  of  the Financing Documents (including,
without limitation,   any   extensions,   modifications,   substitutions,
amendments   or   renewals  of  any  or  all  of  the   foregoing
Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, if any, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the "Guaranteed Obligations"), and  agrees  to  pay  any  an
d all expenses  (including,  without
limitation, reasonable fees and expenses of counsel) incurred  by the  Agent  or  any other Secured Party in enforcing  any  rights under  this  Parent  Guaranty or any  other  Financing  Document.
Without limiting the generality of the foregoing, the Parent Guarantor's liability shall extend to all amounts that constitute part  of  the  Guaranteed Obligations and would be  owed  by  the
Borrower to any Secured Party under or in respect of the Financing Documents but for the fact that they are unenforceable
or   not   allowable  due  to  the  existence  of  a  bankruptcy,
reorganization or similar proceeding involving the Borrower.

         (b) The Parent Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Parent Guaranty or any other guaranty, the Parent Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other guarantor so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Financing Documents.

         SECTION 7.02. Guaranty Absolute. The Parent Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Financing Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured
Party with respect thereto.   The Obligations of the Parent Guarantor
under or in respect of this Parent Guaranty are independent of the Guaranteed Obligations or any other Obligations of the Borrower under or in respect of the Financing Documents, and a separate action
or actions  may  be  brought  and  prosecuted  against  the   Parent
Guarantor to enforce this Parent Guaranty, irrespective of whether any action is brought against the Borrower or any other
Loan  Party or whether the Borrower is joined in any such  action
or  actions.   The liability of the Parent Guarantor  under  this
Parent Guaranty shall be irrevocable, absolute and unconditional irrespective of, and, to the extent permitted by law, the Parent Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following:

         (a) any lack of validity or enforceability of any Financing Document or any agreement or instrument relating thereto;

         (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of the Borrower under or in respect of the Financing Documents, or any other amendment or waiver of or any consent to departure from any Financing Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Borrower or any of its Subsidiaries or otherwise;

         (c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations;

         (d) any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed Obligations or any other Obligations of the Borrower under the Financing Documents or any other assets of the Borrower or any of its Subsidiaries;

         (e) any change, restructuring or termination of the corporate structure or existence of the Borrower or any of its Subsidiaries;

         (f) any failure of any Secured Party to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party now or hereafter known to such Secured Party (the Parent Guarantor waiving any duty on the part of the Secured Parties to disclose such information);

         (g) the failure of any other Person to execute or deliver any other guaranty or agreement or the release or reduction of liability of any other guarantor or surety with respect to the Guaranteed Obligations; or

         (h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety, except to the extent the Guaranteed Obligations and all other amounts payable under this Parent Guaranty shall have been paid in full in cash.

This Parent Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or any other Loan Party or otherwise, all as though such payment had not been made.


         SECTION 7.03. Waivers and Acknowledgments. (a) The Parent Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Parent Guaranty and any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Loan
Party or any other Person or any Collateral.

         (b) The Parent Guarantor hereby unconditionally and irrevocably waives any right to revoke this Parent Guaranty and acknowledges that this Parent Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

         (c) The Parent Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by any Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of the Parent Guarantor or other rights of the Parent Guarantor to proceed against the Borrower, any other guarantor or any other Person or any Collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of the Parent Guarantor hereunder.

         (d) The Parent Guarantor acknowledges that the Agent may, without notice to or demand upon the Parent Guarantor and without affecting the liability of the Parent Guarantor under this Parent Guaranty, foreclose under any mortgage by nonjudicial sale, and the Parent Guarantor hereby waives any defense to the recovery by the Agent and the other Secured Parties against the Parent Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable law.

         (e) The Parent Guarantor hereby unconditionally and irrevocably waives any duty on the part of any Secured Party to disclose to the Parent Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party or any of its Subsidiaries now or hereafter known by such Secured
Party.

         (f) The Parent Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Financing Documents and that the waivers set forth in Section 7.02 and this Section 7.03 are knowingly made in contemplation of such benefits.


         SECTION 7.04. Subrogation. The  Parent  Guarantor hereby
unconditionally  and irrevocably  agrees not to exercise any rights that  it  may  now have  or  hereafter  acquire against the Borrower
or  any  other insider   guarantor  that  arise  from  the  existence,
payment, performance or enforcement of the Parent Guarantor's Obligations under or in respect of this Parent Guaranty or any other
Financing Document, including, without limitation, any  right  of
subrogation,   reimbursement,   exoneration,   contribution    or
indemnification  and any right to participate  in  any  claim  or remedy  of  any Secured Party against the Borrower or  any  other insider  guarantor or any Collateral, whether or not such  claim, remedy  or  right arises in equity or under contract, statute  or common  law, including, without limitation, the right to take  or receive  from  the  Borrower  or  any  other  insider  guarantor, directly  or indirectly, in cash or other property or by  set-off or  in  any other manner, payment or security on account of  such claim,  remedy  or right, unless and until all of the  Guaranteed
Obligations  and  all  other amounts payable  under  this  Parent
Guaranty shall have been paid in full in cash and the Commitments shall  have expired or been terminated.  If any amount  shall  be paid  to  the  Parent Guarantor in violation of  the  immediately preceding  sentence at any time prior to the  later  of  (a)  the payment  in  full in cash of the Guaranteed Obligations  and  all other  amounts  payable under this Parent Guaranty  and  (b)  the
Termination Date, such amount shall be received and held in trust for  the benefit of the Secured Parties, shall be segregated from other  property  and  funds  of the Parent  Guarantor  and  shall forthwith be paid or delivered to the Agent in the same  form  as so  received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all  other amounts  payable under this Parent Guaranty, whether  matured  or
unmatured,  in  accordance  with  the  terms  of  the   Financing
Documents,  or  to  be  held  as Collateral  for  any  Guaranteed
Obligations  or other amounts payable under this Parent  Guaranty
thereafter  arising.   If  (i) the Parent  Guarantor  shall  make
payment to any Secured Party of all or any part of the Guaranteed
Obligations, (ii) all of the Guaranteed Obligations and all other amounts  payable under this Parent Guaranty shall have been  paid in  full  in  cash  and  (iii) the Termination  Date  shall  have occurred,  the  Secured Parties will, at the  Parent  Guarantor's request  and expense, execute and deliver to the Parent Guarantor
appropriate    documents,   without    recourse    and    without
representation or warranty, necessary to evidence the transfer by subrogation to the Parent Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by the Parent Guarantor pursuant to this Parent Guaranty.

         SECTION 7.05. Continuing Guaranty; Assignments.
This  Parent Guaranty is a continuing guaranty  and
shall (a) remain in full force and effect until the latest of (i) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Parent Guaranty and (ii) the Termination Date, (b) be binding upon the Parent Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Secured Parties and their successors, transferees and assigns. Without limiting the generality of clause (c) of the immediately preceding sentence, any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion of its Commitments, the Advances owing to it and the Note or Notes held by it) to any other Person as permitted pursuant to Section 9.07, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, in each case as and to the extent provided in Section 9.07. The Parent Guarantor shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Secured Parties.

                          ARTICLE VIII

                            THE AGENT

         SECTION 8.01. Authorization and Action.(a)  Each Lender
hereby appoints and authorizes the Agent  to take such action as agent on its behalf and to exercise such  powers  and discretion under this Agreement and  the  other Financing  Documents as are delegated to the Agent by  the  termshereof,  together  with  such
powers  and  discretion   as   are reasonably  incidental thereto.
As to any matters not expressly provided for by the Financing Documents, the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting
(and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders; provided, however, that the Agent shall not be required to take any action that exposes the Agent to personal liability or that is contrary to this Agreement or applicable law. The Agent agrees to give to each Lender prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement.

         (b) In furtherance of the foregoing, each Lender hereby appoints and authorizes the Agent to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Secured Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Agent (and any Supplemental Agents appointed by the Agent pursuant to Section 8.01(c) for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights or remedies thereunder at the direction of the Agent), shall be entitled to the benefits of this Article VIII (including, without limitation, Section 8.05 as though such Supplemental Agents were an "Agent" under the Financing Documents) as if set forth in full herein with respect thereto.

         (c) The Agent may execute any of its duties under this Agreement or any other Financing Document (including for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents or of exercising any rights and remedies thereunder at the direction of the Agent) by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Agent may also from time to time, when the Agent deems it to be necessary or desirable, appoint one or more trustees, co-trustees, collateral co-agents, collateral subagents or attorneys-in-fact
(each, a "Supplemental Agent") with respect to all or any part of the Collateral; provided, however, that no such Supplemental
Agent shall be authorized to take any action with respect to any Collateral unless and except to the extent expressly authorized in writing by the Agent. Should any instrument in writing from the Borrower or any other Loan Party be required by any Supplemental Agent so appointed by the Agent to more fully or certainly vest in and confirm to such Supplemental Agent such rights, powers, privileges and duties, the Borrower shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by the Agent.
If any Supplemental Agent, or successor thereto, shall die, become incapable of acting, resign or be removed, all rights, powers, privileges and duties of such Supplemental Agent, to the extent permitted by law, shall automatically vest in and be exercised by the Agent until the appointment of a new
Supplemental Agent. The Agent shall not be responsible for the negligence or misconduct of any agent, attorney-in-fact or Supplemental Agent that it selects in accordance with the foregoing provisions of this Section 8.01(c) in the absence of the Agen's gross negligence or willful misconduct.


         SECTION 8.02. Agent's Reliance, Etc. Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Financing Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality ofthe foregoing, the Agent: (i) may treat the payee of any Note as the holder thereof until, in the case of the Agent, the Agent receives and accepts an Assignment and Acceptance entered into by the Lender that is the payee of such Note, as an assignor, and an Eligible Assignee, as assignee; (ii) may consult with legal counsel (including counsel for any Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with the Financing Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance, observance or satisfaction of any of the terms, covenants or conditions of any Financing Document on the part of any Loan Party or the existence at any time of any Default under the Financing Documents or to inspect the property (including the books and records) of any Loan Party; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Financing Document or any other instrument or document furnished pursuant hereto; and (vi) shall incur no liability under or in respect of any Financing Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram or telex) believed by it to be genuine and signed or sent by the proper party or parties.

         SECTION 8.03. CUSA and Affiliates.   With respect to its
Commitments, the Advances made by it and the Notes issued to it, CUSA and its Affiliates shall have the same rights and powers under the Financing Documents as any other Lender and may exercise the same as though it were not an Agent; and the term "Lender" or "Lenders" shall, unlessotherwise expressly indicated, include CUSA in its individual capacity. CUSA and its respective affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, any Loan Party, any of its Subsidiaries and any Person that may do business with or own securities of any Loan Party or any such Subsidiary, all as if CUSA were not an Agent and without any duty to account therefor to the Lenders.
The Agent shall not have any duty to disclose any information obtained or received by it or any of its Affiliates relating to any Loan Party or any of its Subsidiaries to the extent such information was obtained or recorded in any capacity other than as Agent.

         SECTION 8.04. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on the financial statements referred to in
Section 4.01 or 4.02 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other
Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

         SECTION 8.05. Indemnification. (a)  Each Lender severally
agrees to indemnify the Agent (to the extent not reimbursed by the Borrower), from and against such Lender's ratable share (determined as provided below) of any and all liabilities, obligations, losses,
damages, penalties,   actions,  judgments,  suits,  costs,   expenses
or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of the Financing Documents or any action taken or omitted by the Agent under the Financing Documents (collectively, the "Indemnified Costs"); provided that no  Lender  shall  be liable for any portion of  the  Indemnified
Costs resulting from the Agent's gross negligence or willful misconduct as found in a final, non-appealable judgment by a court of competent jurisdiction. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or
otherwise)  of,  or  legal  advice  in  respect  of   rights   or
responsibilities under, this Agreement, to the  extent  that  the
Agent  is  not reimbursed for such expenses by the Borrower.   In
the case of any investigation, litigation or proceeding giving rise to any Indemnified Costs, this Section 8.05 applies whether any such investigation, litigation or proceeding is brought by the Agent, any Lender or any other Person.

         (b) For purposes of this Section 8.05, the Lenders' respective ratable shares of any amount shall be determined, at any time, according to the sum of (i) the aggregate principal amount of the
Advances  outstanding at such time and owing  to  the  respective
Lenders  and  (ii)  their respective unused  Revolving  Credit  1
Commitments at such time. The failure of any Lender to reimburse the Agent promptly upon demand for its ratable share of any amount required to be paid by the Lenders to the Agent, as provided herein shall not relieve any other Lender of its obligation hereunder to reimburse the Agent for its ratable share of such amount, but no Lender shall be responsible for the failure of any other Lender to reimburse the Agent for such other
Lender's ratable share of such amount. Without prejudice to the survival of any other agreement of any Lender hereunder, the agreement and obligations of each Lender contained in this
Section 8.05 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Financing Documents.

         SECTION 8.06. Successor Agent. The  Agent may resign at
any time by giving written notice thereof to the Lenders and the Borrower and may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent, which shall be a commercial bank organized or licensed under the  laws  of  the United  States of America or of any State thereof and having a combined capital and surplus of at least $1,000,000,000. If no successor Agent shall have been so appointed by the
Required Lenders, and shall have accepted such appointment, within
30 days after the retiring Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor
Agent,  which  shall be a commercial bank organized  or  licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $1,000,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this
Article  VIII shall inure to its benefit as to any actions  taken or  omitted  to  be  taken by it while it was  Agent  under  this
Agreement.   If within 45 days after written notice is  given  of
the  retiring  Agent's resignation or removal under this  Section
8.06 no successor Agent shall have been appointed and shall have accepted such appointment, then on such 45th day (a) the retiring Agent's resignation or removal shall become effective, (b) the retiring Agent shall thereupon be discharged from its duties and obligations under the Financing Documents and (c) the Required Lenders shall thereafter perform all duties of the retiring Agent under the Financing Documents until such time, if any, as the Required Lenders appoint a successor Agent as provided above.

                           ARTICLE IX

                          MISCELLANEOUS

         SECTION 9.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement or the Notes, nor consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed (or, in the case of the Collateral Documents, consented to) by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that (a) no amendment, waiver or consent shall, unless in writing and signed by all the Lenders (other than any Lender that is, at such time, a Defaulting Lender), do any of the following at any time: (i) waive any of the conditions specified in Section 3.01, or, in the case of the Initial Extension of Credit, Section 3.02, (ii) change the number of Lenders or the percentage of (x) the Commitments or (y) the aggregate unpaid principal amount of the Advances that, in each case, shall be required for the Lenders or any of them to take any action hereunder, (iii) reduce or limit the obligations of the Parent
Guarantor under Section 7.01 hereof or release the Parent Guarantor or otherwise limit the Parent Guarantor's liability with respect to the Obligations owing to the Agent and the Lenders, (iv) release all or substantially all of the Collateral in any transaction or series of related transactions or permit the creation, incurrence, assumption or existence of any Lien on all or substantially all of the Collateral in any transaction or series of related transactions to secure any Obligations other than Obligations owing to the Secured Parties under the Financing Documents, or (v) amend Section 2.13 or this Section 9.01, (b) no amendment, waiver or consent shall, unless in writing and signed by all Lenders (other than any Lender that is, at such time, a Defaulting Lender), (i) amend the definitions of "Aggregate Collateral Value", "Aircraft Value", "Cash Collateral Value", "Aircraft", "Eligible Aircraft", "Eligible Cash Collateral" or "Required Collateral Amount" and (ii) amend Section 5.01(m) or
Section 5.01(n), and (c) no amendment, waiver or consent shall, unless in writing and signed by the Required Lenders and each Lender (other than any Lender that is, at such time, a Defaulting
Lender) that has a Commitment under, or is owed any amounts under or in respect of, the Term Facility or the Revolving Credit
Facility if such Lender is directly affected by such amendment, waiver or consent, (i) increase the Commitments of such Lender,
(ii) reduce the principal of, or interest on, the Advances held by such Lender or any fees or other amounts payable hereunder to such Lender, (iii) postpone any date fixed for any payment of principal of, or interest on, the Advances held by such Lender or any fees or other amounts payable hereunder to such Lender or
(iv) postpone any date fixed for the reduction of the Commitments of any Lender; provided further that no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Agent under this Agreement or the other Financing Documents.

         SECTION 9.02. Notices, Etc.(a) All notices and other communications provided for hereunder shall be either (x) in writing (including telecopier, telegraphic or telex communication) and mailed, telecopied, telegraphed, telexed or delivered or (y) as and to the extent set forth in Section 9.02(b) and in the proviso to this Section9.02(a), if to the Borrower, at its address at 4333 Amon Carter Boulevard, Fort Worth, Texas 76155, Attention: Vice President - Corporate Development and Treasurer (telecopy:
(817)967-4318); if to the Parent Guarantor, at its address at 4333 Amon Carter Boulevard, Fort Worth, Texas 76155, Attention:

Chief Financial Officer (telecopy: (817) 967-4318); if to any Initial Lender, at its Domestic Lending Office specified opposite its name  on Schedule  I  hereto;  if  to any other Lender,  at  its
Domestic Lending   Office  specified  in  the  Assignment  and
Acceptance pursuant to which it became a Lender; and if to the Agent, at its address at Two Penns Way, Suite 110, New Castle, Delaware
19720, Attention:  Bank  Loan  Syndications Department,  Elizabeth  Wier
(telecopy:   (212) 994-0961); or, as to the Borrower, the  Parent
Guarantor or the Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Agent, provided that materials required to be delivered pursuant to Section 5.01(a)(i), (ii), (iv), (v) and (xi) shall be delivered to the Agent as specified in Section 9.02(b) or as otherwise  specified to the Borrower or the Parent  Guarantor  by
the  Agent.   All  such  notices and communications  shall,  when
mailed, telecopied, telegraphed or e-mailed, be effective when deposited in the mails, telecopied, delivered to the telegraph company or confirmed by e-mail, respectively, except that notices and  communications to the Agent pursuant to Article II,  III  or
VIII  shall  not  be  effective  until  received  by  the  Agent.
Delivery  by  telecopier  of  an  executed  counterpart  of   any
amendment or waiver of any provision of this Agreement or the Notes or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof.

         (b) Each of the Borrower and the Parent Guarantor hereby agrees that it will provide to the Agent all information, documents and other materials that it is obligated to furnish to the Agent pursuant to the Financing Documents, including, without limitation, all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (i) relates to a request for a new, or a Conversion of an existing Borrowing or other extension of credit (including any election of an interest rate or interest period relating thereto), (ii) relates to the payment of any principal or other amount due under the Financing Documents prior to the scheduled date therefor,
(iii) provides notice of any Default or Event of Default under the Financing Documents or (iv) is required to be delivered to satisfy any condition precedent to the effectiveness of the Financing Documents and/or any Borrowing or other extension of credit thereunder (all such non-excluded communications being referred to herein collectively as "Communications"), by transmitting the Communications in an electronic/soft medium in a format reasonably acceptable to the Agent to oploanswebadmin@citigroup.com. In addition, the Borrower and the Parent Guarantor agree to continue to provide the Communications to the Agent in the manner specified in the Financing Documents but only to the extent reasonably requested by the Agent.

         (c) The Borrower and the Parent Guarantor further agree that the Agent may make the Communications available to the Lenders by posting the Communications on Intralinks or a substantially similar electronic transmission systems (the "Platform").

         (d) THE PLATFORM IS PROVIDED "AS IS" AND "AS AVAILABLE". THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE
PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS
IN THE COMMUNICATIONS.  NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED
OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE,
NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR

OTHER CODE DEFECTS, IS MADE BY THE AGENT PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE PLATFORM. IN NO EVENT SHALL THE AGENT OR ANY OF ITS AFFILIATES OR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ADVISORS OR REPRESENTATIVES (COLLECTIVELY, "AGENT PARTIES") HAVE ANY LIABILITY TO THE BORROWER, THE PARENT GUARANTOR ANY LENDER OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING, WITHOUT LIMITATION, DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF THE BORROWER'S, THE PARENT GUARANTOR'S OR THE AGENT'S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET, EXCEPT TO THE EXTENT THE LIABILITY OF ANY AGENT PARTY IS FOUND BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED PRIMARILY FROM SUCH AGENT PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

         (e) The Agent agrees that the receipt of the Communications by the Agent at its e-mail address set forth above shall constitute effective delivery of the Communications to the Agent for purposes of the Financing Documents. Each Lender agrees that notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Financing Documents. Each Lender agrees (i) to notify the Agent in writing (including by electronic communication) from time to time of such Lender's e-mail address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such e-mail address.

         (f) Nothing herein shall prejudice the right of the Agent or any Lender to give any notice or other communication pursuant to any Financing Document in any other manner specified in such Financing Document.


         SECTION 9.03. No Waiver; Remedies. No failure on the part of any Lender or the Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 9.04. Costs and Expenses.   (a)   The  Borrower
agrees to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, execution, delivery, modification and amendment of the Financing Documents and the other documents to be delivered hereunder, including, without limitation,
(A) all due diligence, collateral  review, syndication (including
printing, distribution and   bank   meetings),  transportation,
computer, duplication,appraisal, insurance obtained by any Lender in accordance with the Collateral Documents, consultant search, filing and recording fees, and audit expenses and (B) the reasonable fees and expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities under the Financing Documents, with respect to negotiations with any Loan Party or with other creditors of any Loan Party or any of its Subsidiaries arising out of any Event of Default or any Default that is not reasonably likely to be cured within the applicable grace period and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy or insolvency relating to any Loan Party or any of its Material Subsidiaries as a debtor (or other similar proceeding involving creditors' rights generally and any proceeding ancillary thereto in respect of any Loan Party or any of its Material Subsidiaries) and (ii) all costs and expenses of the Agent and each Lender in connection with the enforcement of the Financing Documents, whether in any action, suit or litigation, or any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally (including, without limitation, the reasonable fees and expenses of counsel for the Agent and each Lender with respect thereto) in respect of such Financing Documents.

         (b) The Borrower agrees to indemnify and hold harmless the Agent, each Lead Arranger, the Syndication Agent and each Lender and each of their Affiliates and their officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith) this Agreement and the other Financing Documents, any of the transactions contemplated hereby or thereby or the actual or proposed use of the proceeds of the Advances, or the actual or alleged presence of Hazardous Materials on any property of the Borrower or any of its Subsidiaries or the Parent Guarantor or any Environmental Action relating in any way to the Borrower or any of its Subsidiaries or the Parent Guarantor except to the extent such claim, damage, loss, liability or expense is found by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct; provided the Borrower shall have no liability in respect of any tax imposed with respect to this Agreement or any transaction hereunder or thereunder except as specifically provided for in
Section  2.12,  and provided further that the indemnity  in  this
Section 9.04(b) shall not cover any claims, damages, losses, liabilities and expenses arising primarily out of the Aircraft Security Agreement or relating to the Aircraft, all of which shall be covered solely to the extent provided in Section 5.08 of
the   Aircraft   Security  Agreement.   In   the   case   of   an
investigation, litigation or other proceeding to which the indemnity in this Section 9.04(b) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors or its equityholders or creditors, whether or not any Indemnified Party
is   a   party  thereto  and  whether  or  not  the  transactions
contemplated hereby are consummated. The Agent, each of its Affiliates and their officers, directors, employees, agents and advisors agree to provide the Borrower with ten Business Days' notice prior to the settlement of any claim under this Section 9.04(b); and each other Indemnified Party agrees to consult with the Borrower prior to the settlement of any claim under this
Section 9.04(b). The Borrower also agrees not to assert any claim against the Agent, any Lead Arranger, the Syndication Agent, any Lender, any of their Affiliates, or any of their respective directors, officers, employees, attorneys and agents, on  any theory of liability, for special, indirect, consequential or  punitive damages (including, without limitation, any loss  of
profits,  business  or  anticipated  savings)  relating  to   the
Facilities, the actual or proposed use of the proceeds of the Advances, the Financing Documents or any of the transactions contemplated by the Financing Documents.

         (c) If any payment of principal of, or Conversion of, any Eurodollar Rate Advance is made by the Borrower to or for the account of a Lender other than on the last day of the Interest Period for such Advance, as a result of a payment or Conversion pursuant to Section 2.05, 2.07 or 2.09, acceleration of the Advances pursuant to Section 6.01 or for any other reason or by an Eligible Assignee to a Lender other than on the last day of the Interest Period for such Advance upon an assignment of rights and obligations under this Agreement pursuant to Section 9.07 as a result of a demand by the Borrower pursuant to Section 9.07(a), the Borrower shall, within 15 days after demand by such Lender, reimburse such Lender for any resulting loss or expense incurred by it (or by an existing or prospective participant in the related Advance), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or failure to borrow, provided that such Lender shall have delivered to the Borrower a certificate setting forth in reasonable detail calculations as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

         (d) Without prejudice to the survival of any other agreement of the Borrower hereunder or under any other Financing Document, the agreements and obligations of the Borrower contained in Sections
2.09, 2.12 and 9.04 shall survive the payment in full of principal, interest and all other amounts payable hereunder or under any other Financing Document.

         (e) If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it under any Financing Document in respect of any Collateral, including, without limitation, fees and expenses of counsel and indemnities, such amount may be paid on behalf of such Loan Party by the Agent, in its sole discretion.


         SECTION 9.05. Right of Set-off. Upon  (i) the occurrence
and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Agent to declare the Notes due and all interest payable pursuant to the provisions of Section 6.01, the Agent and each
Lender   and  each  of  their  respective  Affiliates  is  hereby
authorized  at  any time and from time to time,  to  the  fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time  owing by  the Agent, such Lender or such Affiliate to or for the credit or the account of the Borrower against any and all of the Obligations of the Borrower now or hereafter existing under the Financing Documents, whether or not the Agent or such Lender shall  have made any demand under this Agreement or such Note  or
Notes and although such Obligations may be unmatured.  The Agent, each  Lender  and  each  of  their respective  Affiliates  agrees promptly to notify the Borrower after any such set-off and application; provided that the failure to give such notice shall
not  affect  the  validity of such set-off and application.   The
rights of the Agent, each Lender and each of their respective Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender may have.

         SECTION 9.06. Binding Effect.   This  Agreement shall become
effective (other than Section 2.01, which shall only become effective upon satisfaction of the conditions precedent set forth in Section 3.01) when it shall have been executed by the Borrower, the Parent Guarantor and the Agent and when the Agent shall have been notified by each Initial Lender that such Initial Lender has executed it and thereafter shall be binding upon and inure to the benefit of the

Borrower, the Parent Guarantor, the Agent and each Lender and their respective successors and permitted assigns, except that, subject to Section 5.02(b), neither the Parent Guarantor nor the Borrower shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders.

         SECTION 9.07. Assignments and Participations.   (a)   Each
Lender  may and,  if  demanded  by  the Borrower  (following a demand by such Lender pursuant to Section 2.09 or 2.12) upon at least 5 Business Days' notice to such Lender and the Agent, will assign to one or more Persons all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a
portion   of   its Commitment and the Advances owing to it); provided,
however, that (i) each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations under any or all Facilities, (ii) except in the case of an assignment to a
Person  that, immediately prior to such assignment, was a  Lender or  an  assignment  of all of a Lender's rights  and  obligations under this Agreement, the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $1,000,000 or an integral multiple of $1,000,000 in excess thereof, (iii) each such assignment shall be to an Eligible Assignee, (iv) each such assignment made as a result of a demand by the Borrower pursuant to this Section 9.07(a) shall be arranged by the Borrower after consultation with the Agent and shall  be  either an assignment of all the rights and obligations of  the assigning Lender under this agreement or an assignment of a portion of such rights and obligations made concurrently with another such assignment or other such assignments that together cover  all of the rights and obligations of the assigning  Lender under  this Agreement, (v) no Lender shall be obligated  to  make any such assignment as a result of a demand by the Borrower pursuant to this Section 9.07(a) unless and until such Lender shall have received one or more payments from either the Borrower or one or more Eligible Assignees in an aggregate amount at least equal to the aggregate outstanding principal amount of the Advances owing to such Lender, together with accrued interest thereon to the date of payment of such principal amount and all other  amounts payable to such Lender under this Agreement,  (vi)
the parties to each such assignment shall execute and deliver  to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance and a processing and recordation fee of $3,500, provided, however, that in the case of each assignment made  as  a  result of a demand by the Borrower, such recordation fee shall be payable by the Borrower except that no such recordation fee shall be payable in the case of an assignment made  at the request of the Borrower to an Eligible Assignee that is an existing Lender, (vii) any Lender may, without the approval of  the  Borrower and the Agent, but with notice to the  Borrower and  the Agent, assign all or a portion of its rights to  any  of its  Affiliates  and (viii) if the assignee is  not  incorporated under the laws of the United States or a state thereof, it shall, on  the  date of the assignment, deliver to the Borrower and  the
Agent certification as to exemption from deduction or withholding of  any  United  States federal income taxes in  accordance  with
Section 2.12. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent  that rights and obligations hereunder have been  assigned by  it pursuant to such Assignment and Acceptance, relinquish its rights (other than the rights under Sections 2.09, 2.12 and  9.04 to the extent any claim thereunder relates to an event arising prior to such assignment) and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

         (b) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto
as  follows:   (i) other than as provided in such Assignment  and
Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any
statements,  warranties  or  representations  made   in   or   in
connection   with  any  Financing  Document  or  the   execution,
legality,  validity, enforceability, genuineness, sufficiency  or value  of, or the perfection or priority of any lien or  security
interest  created  or  purported  to  be  created  under  or   in
connection with, any Financing Document or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under any Financing Document or any other instrument or document furnished pursuant thereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section
4.01 and Section 4.02 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Financing Documents as are delegated to the Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender.

         (c) The Agent, acting for this purpose (but only for this purpose) as the agent of the Borrower, shall maintain at its address referred to in Section 9.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Advances owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders shall treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and
(iii) give prompt notice thereof to the Borrower.

         (e) Each Lender may sell participations to one or more banks or other entities (other than any Loan Party or any of its Affiliates) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the Advances owing to it);
provided, however, that (i) such Lender's obligations under this Agreement (including, without limitation, its Commitment to the Borrower hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and (iv) no participant under any such participation shall have any right to enforce the obligations of the Loan Parties hereunder or to approve any amendment or waiver of any provision of this Agreement, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Advances or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or postpone any date fixed for any payment of principal of, or interest on, the Advances or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or release all or substantially all of the Collateral.

         (f) No Eligible Assignee or other transferee of any Lender's rights shall be entitled to receive any greater payment under
Section 2.09 than such Lender would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provision of Section 2.16 requiring such Lender to designate a different Applicable Lending Office under certain circumstances. The Borrower shall not be obligated to make any greater payment under the Financing Documents than it would have been required to make in the absence of any participation.

         (g) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any Confidential Information received by it from such Lender.

         (h) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement
(including, without limitation, the Advances owing to it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

         (i) Notwithstanding anything to the contrary contained herein, any Lender that is a fund that invests in bank loans may create a security interest in all or any portion of the Advances owing to it to the trustee for holders of obligations owed, or securities issued, by such fund as security for such obligations or securities, provided that unless and until such trustee actually becomes a Lender in compliance with the other provisions of this
Section 9.07, (i) no such pledge shall release the pledging
Lender from any of its obligations under the Financing Documents and (ii) such trustee shall not be entitled to exercise any of the rights of a Lender under the Financing Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise.

         (j) If the Borrower wishes to replace Advances or the Commitments under any Facility with ones having different terms, it shall have the option, with the consent of the Agent and subject to at least three Business Days' advance notice to the Lenders under such Facility, instead of prepaying the Advances or reducing or terminating the Commitments to be replaced, to (i) require the Appropriate Lenders to assign such Advances or Commitments to the Agent or its designees and (ii) amend the terms thereof in accordance with Section 9.01 (with such replacement, if applicable, being deemed to have been made pursuant to Section 9.01(c)). Pursuant to any such assignment, all Advances and Commitments to be replaced shall be purchased at par (allocated among the Appropriate Lenders under such Facility in the same manner as would be required if such Advances were being optionally prepaid or such Commitments were being optionally reduced or terminated by the Borrower), accompanied by payment of any accrued interest, premiums (including any premiums payable pursuant to Section 2.08(a), it being understood that any assignment pursuant to this Section 9.07(j) shall be deemed an optional prepayment under Section 2.08(a) for purposes of the payment of such premiums) and fees thereon and any amounts owing pursuant to Section 9.04(c). By receiving such purchase price, the Appropriate Lenders under such Facility shall automatically be deemed to have assigned their Commitments under such Facility pursuant to the terms of the form of Assignment and Acceptance attached hereto as Exhibit C, and accordingly no other action by such Lenders shall be required in connection therewith. The provisions of this paragraph are intended to facilitate the maintenance of the perfection and priority of existing security interests in the Collateral during any such replacement.


         SECTION 9.08. Confidentiality. Neither the Agent nor any
Lender shall disclose any Confidential Information to any Person without the consent of the Borrower,  other  than  (a)  to  the
Agent's or such Lender's Affiliates and their officers, directors, employees, agents and advisors and to actual or prospective Eligible Assignees and participants, and then only on a confidential basis,
(b)  as required  by  any  law, rule or regulation, (c) as  requested or required by any state, Federal or foreign authority or examiner (including the National Association of Insurance Commissioners or
any   similar   organization   or   quasi-regulatory   authority)
regulating such Lender, (d) to any rating agency when required by it,  provided  that,  prior to any such disclosure,  such  rating agency shall undertake to preserve the confidentiality of any Confidential Information relating to the Loan Parties received by it from such Lender, (e) in connection with any litigation or proceeding to which the Agent or such Lender or any of its Affiliates may be a party or as required by judicial process, or
(f)  in connection with the exercise of any right or remedy under this Agreement or any other Financing Document; provided that  if any party hereto (such party, the "Disclosing Party") is required to  disclose any Confidential Information pursuant to clause  (e)
above, the Disclosing Party will, to the extent permitted by applicable law, promptly notify the other parties hereto (such other parties, the "Non-Disclosing Parties") prior to such disclosure to enable the Non-Disclosing Parties to seek a protective order or to take other action that the Non-Disclosing Parties in their reasonable discretion deem appropriate, and the Disclosing Party will use reasonable efforts to cooperate with
the   Non-Disclosing  Parties  in  their  efforts  to  obtain   a
protective order or other reasonable assurance that confidential treatment will be accorded the Confidential Information.

         SECTION 9.09. Release of Collateral. Upon the sale, lease, transfer or other disposition of any item of Collateral of any Loan Party in accordance with the terms of the Financing Documents, the Agent will, at the Borrower's expense, execute and deliver to such Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents in accordance with the terms of the Financing Documents.


         SECTION 9.10. Governing Law.   This  Agreement shall be
governed by, and construed in accordance with, the laws of the State of New York.


         SECTION 9.11. Execution in Counterparts. This  Agreement may
be executed in  any  number  of counterparts  and  by  different  parties
hereto   in   separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.


         SECTION 9.12. Jurisdiction, Etc. (a)   Each  of the parties
hereto hereby irrevocably and  unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the  other  Financing Documents to which it is a  party,  or  for recognition  or  enforcement of any judgment,  and  each  of  the parties hereto hereby irrevocably and unconditionally agrees that all  claims  in respect of any such action or proceeding  may  be heard and determined in any such New York State court or, to  the
extent  permitted  by law, in such federal court.   Each  of  the
parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner
provided  by  law.   Nothing in this Agreement shall  affect  any
right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Financing Documents in the courts of any jurisdiction.

         (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of  venue  of any suit, action or proceeding arising  out  of  or relating  to  this  Agreement  or  any  of  the  other  Financing
Documents to which it is a party in any New York State or federal court.  Each of the parties hereto hereby irrevocably waives,  to
the   fullest  extent  permitted  by  law,  the  defense  of   an
inconvenient  forum  to  the  maintenance  of  such   action   or
proceeding in any such court.

         SECTION 9.13. Waiver of Jury Trial.   Each  of  the
Borrower, the Parent Guarantor, the Agent and the Lenders hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Financing Documents the Advances or the actions of the Agent or any Lender in the negotiation, administration, performance or enforcement thereof.













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                           87



          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                              AMERICAN AIRLINES, INC.,
                              as Borrower


                              By
                                Name:
                                Title:


                              AMR CORPORATION,
                              as Parent Guarantor


                              By
                                Name:
                                Title:


                              CITICORP USA, INC.,
                              as Agent


                              By
                                Name:
                                Title:




                           SCHEDULE I
           COMMITMENTS AND APPLICABLE LENDING OFFICES

Name of     Revolving      Term 1      Domestic    Eurodollar
Lender       Credit 1     Commitment   Lending      Lending
            Commitment     Office       Office